Exhibit 10.4

Execution Version

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

FIRST AMENDED AND RESTATED WATER SERVICES AGREEMENT

BY AND AMONG

ANTERO RESOURCES CORPORATION,

ANTERO WATER LLC

AND

ANTERO TREATMENT LLC

DATED EFFECTIVE AS OF

September 24, 2015

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Exhibit A         Initial Service Area

Exhibit B         Initial Fresh Water Facilities

Exhibit C         Take Points

Exhibit D         Initial Development Plan

Exhibit E         Initial Fresh Water Facilities Plan

Exhibit F         Form of Connection Notice

Exhibit G         Deemed Connection Notices

Exhibit H         Cost of Service Fee

Exhibit I          Assumed Subcontracts

Exhibit J          Memorandum of Agreement

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FIRST AMENDED AND RESTATED WATER SERVICES AGREEMENT

This First Amended and Restated Water Services Agreement (this “Agreement”), entered into on February 12, 2019, but effective for all purposes as of September 24, 2015 (the “Effective Date”), is by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (“Producer”), ANTERO WATER LLC, a Delaware limited liability company (“AW”), and ANTERO TREATMENT LLC, a Delaware limited liability company (“AT”, and collectively with AW, “Antero Water”).  Producer and Antero Water may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.        Producer owns Oil and Gas Interests and intends to drill and complete Wells for the production of Hydrocarbons in the Initial Service Area and may from time to time own Oil and Gas Interests and may drill and complete Wells for the production of Hydrocarbons in other areas.

B.         Producer requires supplies of Fresh Water in its areas of operation for hydraulic fracturing operations and other purposes and has the right to take Fresh Water from various rivers and other Fresh Water sources to use for such purposes in its operations in the Initial Service Area and may from time to time have rights to take Fresh Water from other sources for such operations and operations in other areas.

C.         Antero Water has acquired from Producer certain Fresh Water Facilities, which  Producer has been using to take Fresh Water from its Fresh Water sources and to make available such Fresh Water to Wells in its areas of operation in the Initial Service Area, including certain related assets.  Antero Water anticipates the expansion of the Fresh Water Facilities to make available Fresh Water to additional locations in the Initial Service Area and other areas.

D.        Antero Water has also acquired from Producer certain contracts and other assets that Producer has been using (or expects that Antero Water will use in the future) in connection with the collection of Produced Water produced from Wells in the Initial Service Area and Other Waste Water generated or collected at the Well Pads or from Producer’s property adjacent to any Well Pad in the Initial Service Area and the transportation, treatment, disposal, recycling, and/or sale of such Produced Water and Other Waste Water. Antero Water may in the future enter into additional contracts and/or acquire additional assets for the purpose of carrying out such activities in the Initial Service Area and other areas.

E.         Producer desires to contract with Antero Water for Antero Water to provide the Fluid Handling Services in the Service Area, and Antero Water desires to provide the Fluid Handling Services to Producer, in each case in accordance with the terms and conditions of this Agreement.

F.         (i) Producer and AW initially were parties to that certain Water Treatment Services Agreement, dated as of September 23, 2015, which agreement was partially assigned by AW to AT pursuant to that certain Amended and Restated Partial Assignment and Assumption Agreement dated as of December 7, 2016, but effective as of September 24, 2015, between AW and AT (collectively, the “Original Agreement”).

G.        The Parties desire to amend and restate the Original Agreement in its entirety on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Adequate Assurance of Performance.  As defined in Section 14.6(a).

Affiliate.  Any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person.  Affiliated shall have the correlative meaning.  The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise.  Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns fifty percent (50%) or more of the voting securities of the specified Person, or if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.  Notwithstanding the foregoing, for purposes of this Agreement, none of AMGP GP LLC, Antero Midstream GP LP, or Antero Midstream Partners LP, or any of their respective direct or indirect subsidiaries (including AW and AT) shall be an Affiliate of Producer, and neither Producer nor any of its direct or indirect subsidiaries (other than Antero Midstream Partners LP and its direct and indirect subsidiaries) shall be an Affiliate of AW or AT.

Agreement.  As defined in the preamble hereof.

Antero Water.  As defined in the preamble of this Agreement.

Antero Water Group.  As defined in Section 16.2(b).

Applicable Law.  Any applicable law, statute, regulation, rule, code, administrative order or enforcement action (whether national, local, municipal, territorial, provincial, or federal and including common law) of any Governmental Authority, including any Environmental Law, to the extent they apply to the Fluid Handling Services or the Parties.

Assumed Subcontracts.  As defined in Section 7.1(b).

AST.  An above-ground storage tank.

AT.  As defined in the preamble of this Agreement.

Attributable Produced Water.  Produced Water produced from a Well operated by Producer located on the Service Area Properties and attributable to either (i) Producer’s interest in such Well or (ii) the interest of non-operating parties in such Well, to the extent that Producer (as operator) has the right to dispose of, and is responsible for the disposition of, such Produced Water.

AW.  As defined in the preamble of this Agreement.

Barrel.  Forty-two Gallons.

Baseline Components.  As defined in Section 7.1(e).

Business Day.  Any calendar Day that commercial banks in New York City are open for business.

Chemicals Baseline.  As defined in Section 7.1(d).

Completion Deadline.  As defined in Section 4.2(b).

Connection Notice.  As defined in Section 4.2(b).

Confidential Information.  As defined in Section 19.6(a).

Conflicting Commitment.  Any agreement, commitment or arrangement that would require Producer to use Fresh Water delivered by any Person other than Antero Water to a Well in Producer’s hydraulic fracturing operations on such Well or to deliver Attributable Produced Water or Other Waste Water to any Person other than Antero Water for gathering, collection, transportation, processing, treatment, recycling, re-sale, or other disposal or disposition.

Contract Year.  Each of (i) the period from the Original Agreement Effective Date to the last Day of the Month in which the first anniversary of the Original Agreement Effective Date occurs and (ii) each period of twelve (12) Months thereafter.

Contribution Agreement.  As defined in Section 15.2.

Cost of Service Fee.  As defined in Section 7.1(j).

CPI.  As defined in Section 7.1(f).

CS Facility.  As defined in Section 7.1(j).

Day.  A period commencing at 10:00 a.m., Eastern Standard Time, on a calendar day and ending at 10:00 a.m., Eastern Standard Time, on the next succeeding calendar day.  Daily shall have the correlative meaning.

Delay Notice.  As defined in Section 4.2(e).

Delayed Well Pad.  As defined in Section 4.2(e).

Delivery Point Fee.  As defined in Section 7.1(a)(i).

Designated Receiving Facility.  As defined in Section 5.3.

Development Plan.  As defined in Section 4.1(a).

Effective Date.  As defined in the preamble of this Agreement.

Electricity Baseline.  As defined in Section 7.1(d).

Environmental Laws.  All Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act (“SARA”), 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act (“SWDA”), 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act (“FWPCA”), as amended by the Clean Water Act (“CWA”), 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act (“CAA”), 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act (“TSCA”), 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

Fair Market Value.  With respect to any asset, the price that would be paid by a willing buyer of such asset to a willing seller, as determined by an independent nationally known investment banking firm selected by Antero Water and reasonably acceptable to Producer.

Firm Service.  Fluid Handling Services that are accorded the highest priority on the Water Facilities with respect to capacity allocations, interruptions, or curtailments, specifically including the Fresh Water Services provided to Producer hereunder.  Firm Services will be the last curtailed on the relevant part of the Water Facilities in the event of an interruption or curtailment, and all Firm Services  will be treated equally in the event an allocation is necessary.

Fluid Handling Services.  As defined in Section 3.1.

Force Majeure.  As defined in Section 15.2.

Fresh Water.  Either (i) (A) raw fresh water taken by Antero Water from the Take Points or its other sources of raw fresh water and (B) water remaining after treatment of waste water at the Treatment Facility, or a mixture of (A) and (B), or (ii) a mixture of raw fresh water and/or water remaining after treatment at the Treatment Facility and Treated Waste Water.

Fresh Water Delivery Point.  With respect to each Well Pad, the water inlet flange of the working tanks or the hydration unit located at or in the vicinity of such Well Pad being utilized by Producer and its other contractors in hydraulic fracturing operations on a Well on such Well Pad.

Fresh Water Delivery Rate.  With respect to each Well Pad, the rate at which Fresh Water is to be delivered by Antero Water from the Fresh Water System to the Fresh Water Delivery Point at such Well Pad, which rate is specified by Producer in the Connection Notice for such Well Pad and is subject to modification pursuant to Section 10.3.

Fresh Water Facilities.  Collectively, the Fresh Water System and the High-Rate Transfer Facilities, including the Fresh Water facilities described in Exhibit B acquired by AW from Producer as of the Original Agreement Effective Date (including any Fresh Water assets included in the Water Assets, as such term is defined in the Contribution Agreement), including any additional System Segments constructed after the Original Agreement Effective Date, as such Fresh Water facilities are expanded after the Original Agreement Effective Date.  The Fresh Water Facilities do not include any Fresh Water Delivery Point or facilities at the Well Pads downstream of the Fresh Water Delivery Points, all of which facilities shall be owned and operated by Producer or its subcontractors.

Fresh Water Facilities Plan.  As defined in Section 4.1(b).

Fresh Water Measurement Point.  The inlet to Antero Water’s Measurement Facilities located at the inlet to the High-Rate Transfer Facilities located at or in the vicinity of each Well Pad.

Fresh Water Quality Standards.  As defined in Section 11.2.

Fresh Water Services.  Those Fluid Handling Services that are described in Section 3.1(a) through Section 3.1(e).

Fresh Water System.  Fresh Water facilities of Antero Water, its Affiliates and its and their subcontractors upstream of the interconnection with the High-Rate Transfer Facilities, including, in each case, to the extent now in existence or constructed or installed in the future, all Fresh Water pipelines, System Retention Facilities, System Pumping Stations, Take Point Facilities, Measurement Facilities, vehicles, rights of way (whether for underground or surface use), fee parcels, surface rights, and permits, and all appurtenant facilities.  The Fresh Water System is used to take Fresh Water from the Take Points or Antero Water’s other sources of Fresh Water (other than Treated Waste Water) to the Well Pads, where such Fresh Water is transferred through the High Rate Transfer Facilities to the Fresh Water Delivery Points.

Fuel Gas.  As defined in Section 7.1(d).

Gallon.  One U.S. gallon, which is equal to 231 cubic inches.

Gas.  Any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases, that is extracted from beneath the surface of the earth.

Gas Baseline.  As defined in Section 7.1(d).

Governmental Approval.  Any permit, license, consent, clearance, certificate, approval, authorization or similar document or authority which any Applicable Law or Governmental Authority requires either Party to hold or obtain in order for the Fluid Handling Services to be performed, including any that are required to take Fresh Water from the Take Points or Antero Water’s other sources of Fresh Water.

Governmental Authority.  Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

Hazardous Materials.  Collectively, (i) materials  defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by laws, regulations, rules, orders, ordinances, requirements or determinations of any Governmental Authority having jurisdiction with respect to the Fluid Handling Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (ii) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by laws, regulations, rules, orders, ordinances, requirements or determinations of any Governmental Authority having jurisdiction with respect to the Fluid Handling Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) any Hydrocarbons, Produced Water,  petroleum or petroleum produce; (d) any polychlorinated biphenyl; and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

High-Rate Transfer Facilities.  Facilities of Antero Water and its subcontractors located at or in the vicinity of a Well Pad used to perform High-Rate Transfer Services at such Well Pad, including, as applicable, ASTs, treated water offload tanks, high-rate transfer pumps, associated hoses and lines, and all related equipment and facilities used to transfer Fresh Water from the Fresh Water System to the Fresh Water Delivery Points at the Fresh Water Delivery Rate.

High-Rate Transfer Services.  As defined in Section 3.1(e).

Hydrocarbons.  Gas and/or Liquid Hydrocarbons.

Incurred Costs. With respect to a Delayed Well Pad and the delivery of the Original Connection Notice therefor, the amount of all reasonable incremental costs and expenses incurred by Antero Water through the date of the Delay Notice for such Delayed Well Pad to procure, construct and install the relevant rights and facilities to connect the Delayed Well Pad to the Fresh Water System and to cause such facilities to be available to commence providing Fresh Water Services thereto.

Initial Development Plan.  The Development Plan attached hereto as Exhibit D.

Initial Service Area.  The area described in Exhibit A hereto.

Interruptible Service.  Fluid Handling Services that are accorded the lowest priority on the Water Facilities with respect to capacity allocations, interruptions, or curtailments.  Interruptible Service will be the first curtailed on the relevant part of the Water Facilities in the event of an interruption or curtailment.

Landfill Credit.  As defined in Section 7.1(c).

Liquid Hydrocarbons.  Oil, condensate, natural gasoline and all the liquid hydrocarbon production from wells, or a blend of such.

Maintenance.  As defined in Section 8.2.

Measurement Facilities.  Any facility or equipment used to measure the volume of Fresh Water,  which may include meter tubes, isolation valves, tank strappings, recording devices, communication equipment, buildings and barriers.

Minimum Annual Fresh Water Volume Commitment.  An aggregate volume of Fresh Water in the applicable calendar year equal to the number of Days in such calendar year multiplied by the Minimum Daily Fresh Water Volume Commitment with respect to such calendar year.

Minimum Daily Fresh Water Volume Commitment.  With respect to each of calendar years 2016 through 2019, inclusive, the volume of Fresh Water, in Barrels per Day, set forth beside such calendar year in the following table:

2016	90,000 Barrels per Day
2017	100,000 Barrels per Day
2018	120,000 Barrels per Day
2019	120,000 Barrels per Day

Minimum Quarterly Fresh Water Volume Commitment.  An aggregate volume of Fresh Water in the applicable calendar quarter equal to the number of Days in such calendar quarter multiplied by the Minimum Daily Fresh Water Volume Commitment with respect to the calendar year in which such calendar quarter falls.

Month.  A period commencing at 10:00 a.m., Eastern Standard Time, on the first Day of a calendar month and extending until 10:00 a.m., Eastern Standard Time, on the first Day of the next succeeding calendar month.  Monthly shall have the correlative meaning.

MVC Credit Volumes.  With respect to each calendar year from 2016 through 2019, inclusive, or any calendar quarter in any such calendar year, as applicable, the sum of (i) the aggregate number of Barrels of Fresh Water delivered to the Fresh Water Delivery Points under this Agreement or the Original Agreement during such calendar year or calendar quarter, as applicable, plus (ii) if Antero Water fails to deliver Fresh Water to the Fresh Water Delivery Points when required to do so under this Agreement or the Original Agreement, including if such failure is excused by an event of Force Majeure (but, for the avoidance of doubt, not including Producer’s inability to receive or utilize Fresh Water as a result of an event of Force Majeure),  the aggregate number of additional Barrels of Fresh Water that would have been delivered to the Fresh Water Delivery Points during such calendar year or calendar quarter, as applicable, if Antero Water had delivered such Fresh Water when required to do so.

Off-Site Tanks.  Tanks located downstream from a Well Pad where Produced Water that is entrained in Hydrocarbons and becomes separated from such Hydrocarbons downstream of a Well Pad is held pending collection, gathering, and/or disposal.

Oil and Gas Interests.  Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Original Agreement. As defined in the recitals of this Agreement.

Original Agreement Effective Date. As defined in the recitals of this Agreement.

Original Connection Notice.  As defined in Section 4.2(e).

Other Waste Water.  Waste water other than Produced Water that is generated from Producer’s operations at Well Pads or that collects at the Well Pads or on Producer’s property adjacent to the Well Pads, and including in each case all materials (including Hydrocarbons) contained in such water.

Parties.  As defined in the preamble of this Agreement.

Party.  As defined in the preamble of this Agreement.

Person.  An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

Planned Well.  As defined in Section 4.1(a).

Planned Well Pad.  As defined in Section 4.1(a).

Previous Year Credit.  An amount with respect to each of calendar years 2017 through 2019, inclusive, equal to the excess, if any, of (1) the aggregate of the MVC Credit Volumes for the previous calendar year multiplied by the applicable Delivery Point Fee in effect on the last Day of such previous calendar year over (2) the product of the Projected Fresh Water Volumes for such previous calendar year multiplied by Weighted Delivery Point Fee in effect on the last Day of such previous calendar year.  If there is no such excess, the Previous Year Credit shall be zero.

Produced Water.  Water produced from Wells alongside Hydrocarbons, including (i) water separated from Hydrocarbons at the wellhead upstream of a Produced Water Receipt Point located at a Well Pad through conventional mechanical separation equipment and held in tanks owned by Producer at the Well Pad, including flowback water, drilling fluids, and other fluid wastes produced from such Wells, and (ii) water entrained in Hydrocarbons that separates from such Hydrocarbons downstream of a Well Pad that a third party is not responsible for collecting, gathering, and/or disposing of and that is held in Off-Site Tanks, and including in each case all materials (including Hydrocarbons) contained in such water.

Produced Water Receipt Point.  The outlet flange of the Producer’s Produced Water tankage located at or nearby or assigned to a Well, downstream of the Producer’s separation equipment, or the outlet flange of an Off-Site Tank.

Producer.  As defined in the preamble of this Agreement.

Producer Group.  As defined in Section 16.1(b).

Projected Fresh Water Volumes.  An aggregate volume of Fresh Water in the applicable calendar year equal to the number of Days in such calendar year multiplied by the number of Barrels per Day set forth beside such calendar year in the following table:

2016	126,000 Barrels per Day
2017	142,000 Barrels per Day
2018	203,000 Barrels per Day

Quarterly MVC Shortfall Fee.  As defined in Section 7.2(a).

Reimbursable Landfill Costs.  As defined in Section 7.1(c).

Reimbursable Waste Water Services Costs.  As defined in Section 7.1(a)(vii).

Required Pumping Station.  As defined in Section 4.6.

Required Retention Facility.  As defined in Section 4.5.

Retention Facility.  Each retention area, impoundment, or other similar facility used to temporarily store Fresh Water upstream of the High Rate Transfer Facilities.

Service Area.  The Initial Service Area and any other area that becomes part of the Service Area pursuant to Section 2.4.

Service Area Properties.  All Oil and Gas Interests now owned or hereafter acquired by Producer and located wholly or partly within the Service Area or pooled, unitized or communitized with Oil and Gas Interests located wholly or partly within the Service Area; provided that Service Area Properties shall not include any Oil and Gas Interests that are unitized or pooled with the properties of third parties that are not Service Area Properties if Producer is not the operator of such unit.

Six Month Deadline. As defined in Section 4.2(e)(ii).

Specified Fee.  As defined in Section 7.1(h).

System Pumping Station.  As defined in Section 4.6.

System Retention Facility.  As defined in Section 4.5.

System Segment.  A physically separate segment of the Fresh Water System  that connects one or more Take Points  or other sources of Fresh Water (other than Treated Waste Water) to one or more System Retention Facilities, together with any underground Fresh Water lines downstream of such System Retention Facilities and any rights of way downstream of such System Retention Facilities for surface Fresh Water lines,  including all Fresh Water pipelines,  System Retention Facilities, System Pumping Stations, Take Point Facilities, Measurement Facilities, rights of way, fee parcels, surface rights, and permits, and all appurtenant facilities, in each case, owned by Antero Water or its Affiliates.

System Take Point.  Each take point on any System Segment, including the Take Points.

Take Point.  Those points specified in Exhibit C hereto, together with such additional points as are specified by Producer in accordance with Section 4.4 from which, in accordance with agreements with the holders of water rights and/or Applicable Laws and required Governmental Approvals, Producer has procured the right for Antero Water to take Fresh Water which Antero Water will then make available to Producer for use in accordance with this Agreement.

Take Point Facilities.  All facilities located at any Take Point or other source of Fresh Water (other than Treated Waste Water) that are necessary for Antero Water to take Fresh Water from the Fresh Water source at such Take Point or other source, together with any ozonation facilities installed at such Take Point or other source.

Target Commencement Date.  As defined in Section 4.2(b).

Transportation Services.  As defined in Section 3.1(f).

Treated Waste Water.  Treated waste water, but excluding water remaining after treatment at the Treatment Facility.

Treatment Facility.  The advanced wastewater treatment facility located in Doddridge County, West Virginia, and owned by AT, and any expansions or modifications thereto.

Treatment Facility Fee.  As defined in Section 7.1(a)(v).

Treatment Facility Fee Supplement.  As defined in Section 7.1(d).

Trucked Fresh Water Fee.  As defined in Section 7.1(a)(ii).

Truck Fuel Baseline.  As defined in Section 7.1(e).

USDOT.  The United States Department of Transportation.

Waste Water.  Produced Water and Other Waste Water.

Waste Water Facilities. Any facilities owned by Antero Water or its Affiliates through which Waste Water is gathered, collected, transported, processed, treated, recycled, or disposed of from any Oil and Gas Interests.

Waste Water Quality Standards.  As defined in Section 11.6.

Waste Water Services.  Those Fluid Handling Services described in Section 3.1(f) and Section 3.1(g).

Waste Water Trucking Fee.  As defined in Section 7.1(a)(vi).

Waste Water Trucking Fee Supplement.  As defined in Section 7.1(e).

Water Facilities.  The Fresh Water Facilities and the Waste Water Facilities.

Weighted Delivery Point Fee.  With respect to any Day, the sum of (i) the product of the Delivery Point Fee applicable to Fresh Water Delivery Points in West Virginia on such Day multiplied by 0.64 plus (ii) the product of the Delivery Point Fee applicable to Fresh Water Delivery Points outside West Virginia on such Day multiplied by 0.36.

Well.  A well for the production of Hydrocarbons in which Producer owns an interest that is located on the Service Area Properties or for which Fluid Handling Services are otherwise required to be performed in accordance with this Agreement.

Well Pad.  The surface installation on which one or more Wells are located.

ARTICLE 2

PRODUCER COMMITMENTS

Section 2.1      Producer Commitments.  Subject to the terms and conditions of this Agreement, including Section 2.2 and Section 2.3,  during the term of this Agreement Producer covenants and commits (a) to exclusively use Fresh Water made available by Antero Water to Producer under this Agreement for use in its hydraulic fracturing operations for all Wells operated by Producer and (b) to exclusively utilize Antero Water for the performance of the Waste Water Services for all Attributable Produced Water, as and when produced, and all Other Waste Water.

Section 2.2      Conflicting Commitments.  Producer shall have the right to comply with any Conflicting Commitment entered into by a non-Affiliated predecessor-in-interest to Producer to which any Service Area Property acquired by Producer after the Original Agreement Effective Date is subject as of the date of acquisition thereof (other than any Conflicting Dedication entered into by such predecessor-in-interest at the direction of Shipper or any of its Affiliates in connection with such acquisition, but subject to the remainder of this Section 2.2), whether such Conflicting Commitment is documented in an agreement binding upon such predecessor-in-interest that is assigned to and/or assumed by Producer (fully or partially) and/or in a new agreement binding upon Producer that replaces (fully or partially) the agreement binding upon such predecessor-in-interest, as long as neither the scope nor term of the Conflicting Commitment are extended beyond that applicable to such predecessor-in-interest at the time of the acquisition; provided, however, that Producer shall have the right to comply with each Conflicting Commitment only until the first Day of the Month following the termination of such Conflicting Commitment and shall not take any voluntary action (including the exercise of any right to extend) to extend the term of such Conflicting Commitment beyond the minimum term provided for in the document evidencing such Conflicting Commitment.  Producer represents that as of the Original Agreement Effective Date there were no Conflicting Commitments.  To the extent that a Conflicting Commitment applies to one or more Wells, but not all Wells, on a Well Pad, Producer shall have the right to comply with such Conflicting Commitment (to the extent set forth in this Section 2.2) with respect to all Wells on such Well Pad.

Section 2.3      Covenant Running with the Land.  The covenants and commitments made by Producer under this Article 2 are covenants running with the land. For the avoidance of doubt and in addition to that which is provided in Section 19.4, in the event Producer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in any of its Service Area Properties, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.  Notwithstanding the foregoing, Producer shall be permitted to sell, transfer, convey, assign, grant, or otherwise dispose of Service Area Properties free of the covenant and commitment made under this Article 2 in a sale or other disposition in which a number of net acres of Service Area Properties that, when added to the total of net acres of Service Area Properties theretofore and, where applicable, simultaneously disposed of free of the commitment made by Producer under this Article 2, does not exceed the aggregate number of net acres of Service Area Properties acquired by Producer after the Original Agreement Effective Date, including in a transaction in which Service Area Properties are exchanged for other properties located in the Service Area that would be subject to commitment made by Producer under this Article 2.  At the request of Antero Water, the Parties shall execute and record an amendment to the memorandum of this Agreement previously entered into, as provided in Section 19.17, to reflect additions to the Service Area Properties.

Section 2.4      Additional Oil and Gas Interests or Water Facilities.

(a)     If at any time Producer acquires any existing water facilities through which Fresh Water is made available to, or through which Waste Water is gathered, collected, transported, processed, treated, recycled, or disposed of from, any Oil and Gas Interests, it shall, by notice delivered to Antero Water on or before the 10th day after such acquisition, which notice shall include a reasonable description of such water facilities and such Oil and Gas Interests (including an update to the Development Plan reflecting such Oil and Gas Interests that Producer is acquiring or has acquired that Producer will operate) and the price paid by Producer for such water facilities, including any liabilities assumed by Producer, offer to sell to Antero Water such water facilities, including all Fresh Water or Produced Water pipelines, Retention Facilities, pumping stations, take point facilities, delivery points, receipt points, measurement facilities, trucking facilities, disposal wells, processing, recycling, or treatment facilities, rights of way or surface rights (whether for underground or surface use, but excluding, in each case, any rights of way or surface rights to the extent such rights are granted under any Oil and Gas Interest), fee parcels, and permits, and all appurtenant facilities, in each case, to the extent the foregoing items are used in connection with such water facilities, as well as any third party contracts for services utilizing such water facilities, at the same price at which such water facilities and related assets were acquired by Producer, including the assumption of any liabilities with respect thereto assumed by Producer.  Antero Water shall have the right, to be exercised by notice delivered to Producer on or before the 60th Day after delivery of Producer’s notice of its acquisition of such water facilities, to acquire such water facilities and related assets at such price (including the assumption of such liabilities).  If Antero Water does not deliver such notice to Producer on or before such 60th Day, Antero Water shall be deemed to have waived its right to acquire such water facilities and related assets (except in the case of a third party services offer as provided below), and (i) Producer shall have the right to own and operate such facilities to make available Fresh Water to, and/or to gather, collect, transport, process, treat, recycle, and/or dispose of Produced Water produced from and Other Waste Water associated with, the Oil and Gas Interests described in such notice and all other Oil and Gas Interests within the area within two miles of any such Oil and Gas Interest for which Antero Water is not, as of the date of Producer’s initial notice of the acquisition, providing Fluid Handling Services  and/or (ii) Producer shall have the right to solicit proposals from a third party service provider to acquire and operate such facilities to make available Fresh Water to, and/or to gather, collect, transport, and/or dispose of Produced Water produced from and Other Waste Water associated with, the Oil and Gas Interests described in such notice owned or acquired by Producer and all Oil and Gas Interests within the area within two miles of any such Oil and Gas Interest owned or acquired by Producer for which Antero Water is not, as of the date of Producer’s initial notice of the acquisition, providing Fluid Handling Services. If Producer obtains any such third party proposal, it shall, by notice to Antero Water, provide Antero Water with all the terms and conditions thereof (and, to the extent any such terms and conditions are confidential, shall use commercially reasonable efforts to obtain a waiver of any such applicable confidentiality restriction), and Antero Water shall have the right to elect, by notice delivered to Producer on or before the 60th Day after delivery of Producer’s notice containing the terms and conditions of such proposal, to acquire such water facilities and related assets and provide the services offered by the applicable third party on the same terms and conditions as those offered by the third party service provider.  If Antero Water does not so elect on or before such 60th Day, Producer shall have the right to contract with such third party service provider to acquire such water facilities and to provide such services, on terms no more favorable to such third party service provider than the terms and conditions of its proposal as provided to Antero Water, to the Oil and Gas Interests described in such notice in which Producer owns or acquires an interest and all other Oil and Gas Interests within the area within two miles of any such Oil and Gas Interest in which Producer owns or acquires an interest for which Antero Water is not, as of the date of Producer’s initial notice of the acquisition, providing Fluid Handling Services.  If Antero Water elects to acquire such water facilities, the closing of Antero Water’s purchase of such water facilities and related assets from Producer shall take place as soon as reasonably practicable following Antero Water’s exercise of its right to acquire such water facilities.  From and after the closing of such purchase by Antero Water, all Oil and Gas Interests in which Producer owns an interest that are operated by Producer the Fresh Water for which is being made available, and the Produced Water from which is being gathered, collected, transported, processed, treated, recycled and disposed of utilizing such water facilities, as well as Oil and Gas Interests in which Producer owns an interest that are operated by Producer within the area within two miles of any such Oil and Gas Interest, unless such Oil and Gas Interests are already Service Area Properties, shall become Service Area Properties, and such area, to the extent not in or part of the then-existing Service Area, shall become part of the Service Area, and the proposed Development Plan update included in Producer’s notice shall become part of the Development Plan.  In any transaction in which Producer so acquires water facilities, Producer shall use reasonable efforts to cause the transaction documents for such acquisition to state a separate purchase price (and separately state any assumed liabilities) for such water facilities and related assets.  If notwithstanding such reasonable efforts the transaction documents for such acquisition do not state a separate purchase price, the purchase price to be paid by Antero

Water to Producer for such water facilities and related assets shall be equal to the Fair Market Value of such water facilities and related assets, and Antero Water shall assume all liabilities in respect of such water facilities and related assets to the extent arising from the ownership and operation of such water facilities and related assets and/or any occurrence with respect thereto from and after the closing of the purchase of such water facilities and related assets by Antero Water.

(b)     If at any time Producer desires to have Fresh Water made available to, and/or Produced Water and Other Waste Water gathered, collected, transported, processed, treated, recycled, and/or disposed of from, any Oil and Gas Interests in which Producer owns an interest that are operated by Producer outside the then-existing Service Area, Producer shall, by notice to Antero Water specifying (i) the services it desires, including in the case of Fresh Water the take points and delivery points it desires to have connected, and (ii) the Oil and Gas Interests owned by Producer to which Fresh Water is to be made available and from which Produced Water and Other Waste Water are to be gathered, collected, transported, processed, treated, recycled, and/or disposed of (including an update to the Development Plan reflecting such Oil and Gas Interests and the Wells planned to be drilled on such Oil and Gas Interests during the period of at least 18 Months after such notice), offer to Antero Water the opportunity to provide such Fresh Water and to gather, collect, transport, process, treat, recycle, and/or dispose of such Produced Water and Other Waste Water.  Antero Water shall have the right, to be exercised by notice to Producer on or before the 60th Day after delivery of Producer’s notice, to elect to perform such services as Fluid Handling Services under this Agreement.  If Antero Water exercises such right as provided above, from and after the date of Antero Water’s notice of exercise, the area within two miles of the Oil and Gas Interests described in such notice, to the extent not already Service Area Properties, shall become part of the Service Area Properties, and the proposed Development Plan update included in Producer’s notice shall become part of the Development Plan.  If  Antero Water does not give such notice to Producer on or before such 60th Day, Antero Water shall be deemed to have waived its right to perform such services as Fluid Handling Services under this Agreement, except in the case of a third party services offer as provided below,  and (1) Producer shall have the right to construct, own, and operate facilities to make available Fresh Water to, and/or to gather, collect, transport, process, treat, recycle, and/or dispose of Produced Water and Other Waste Water from, the Oil and Gas Interests described in such notice or (2) Producer shall have the right to solicit proposals from a third party service provider to provide such services with respect to the Oil and Gas Interests described in such notice and all Oil and Gas Interests owned by Producer within the area within two miles of any such Oil and Gas Interest for which Antero Water is not, as of the date of Producer’s initial notice to Antero Water under this provision, providing Fluid Handling Services.  If Producer obtains any such third party proposal, it shall, by notice to Antero Water, provide Antero Water with all the terms and conditions thereof (and, to the extent any such terms and conditions are confidential, shall use commercially reasonable efforts to obtain a waiver of any such applicable confidentiality restriction), and Antero Water shall have the right to elect, by notice to Producer on or before the 60th Day after delivery of Producer’s notice containing the terms and conditions of such proposal, to provide the services described in such notice on the same terms and conditions as those offered by the third party service provider.  If Antero Water does not so elect on or before such 60th Day, Producer shall have the right to contract with such third party service provider to perform such services, on terms no more favorable to such third party service provider than the terms and conditions of its proposal as provided to Antero Water, with respect to the Oil and Gas Interests described in such notice and to all Oil and Gas Interests owned by Producer within the area within two miles of any such Oil and Gas Interest for which Antero Water is not, as of the date of Producer’s initial notice to Antero Water under this provision, providing Fluid Handling Services.

ARTICLE 3

SERVICES

Section 3.1     Antero Water Service Commitment.  Subject to and in accordance with the terms and conditions of this Agreement, during the term of this Agreement Antero Water commits to providing the following services (collectively, the “Fluid Handling Services”) to Producer:

(a)     take, or cause to be taken, at each Take Point on each Day, Fresh Water in a quantity at least equal to the lesser of (i) the maximum capacity of the Take Point Facilities as they then exist at such Take Point on such Day, (ii) the maximum volume of Fresh Water that may be taken at such Take Point in accordance with Producer’s rights to take Fresh Water at such Take Point, including Applicable Laws and/or any relevant Governmental Approval, and (iii) such volume of Fresh Water as shall be nominated by Producer in accordance with this Agreement;

(b)     connect the Fresh Water System to Well Pads in accordance with the procedures set forth in Section 4.2;

(c)     make available or cause to be made available, by underground or surface water lines and through the use of System Retention Facilities if applicable, and by trucking Treated Waste Water to the Well Pad if applicable, at the interconnection with the High-Rate Transfer Facilities at each Well Pad during the periods nominated by Producer in accordance with Section 10.2 during which hydraulic fracturing operations are to be carried out at such Well Pad, Fresh Water at sufficient rates of flow so that Fresh Water may be made available at the Fresh Water Delivery Points on such Well Pad at the applicable Fresh Water Delivery Rate;

(d)     at the request of Producer, as an alternative to delivery by water lines as provided in Section 3.1(c),  deliver Fresh Water by truck from System Retention Facilities to the inlet of the High-Rate Transfer Facilities at each Well Pad during the periods nominated by Producer in accordance with Section 10.2 during which hydraulic fracturing operations are to be carried out at such Well Pad, Fresh Water in sufficient quantities so that Fresh Water may be made available at the Fresh Water Delivery Points on such Well Pad at the applicable Fresh Water Delivery Rate;

(e)     during the periods nominated by Producer in accordance with Section 10.2 during which hydraulic fracturing operations are to be carried out at such Well Pad,  transfer Fresh Water from the Fresh Water System (to be commingled and mixed with Treated Waste Water trucked to such Well Pad by Antero Water when applicable) through the High-Rate Transfer Facilities to the Fresh Water Delivery Point at such Well Pad at the applicable Fresh Water Delivery Rate (the “High-Rate Transfer Services”);

(f)     receive, or cause to be received, into its (or its subcontractors’) trucks, or otherwise collect (i) all Attributable Produced Water from the Produced Water Receipt Points and (ii) any Other Waste Water,  and deliver, or cause to be delivered, such Produced Water or Other Waste Water to the applicable disposal or treatment facility, including the Treatment Facility (the “Transportation Services”); and

(g)     (i) from and after the in-service date of the Treatment Facility (if completed and placed into service) cause Produced Water collected from the Produced Water Receipt Points and/or Other Waste Water that in each case meets the quality standards of the Treatment Facility to be treated at the Treatment Facility and released, sold for re-use, or otherwise disposed of, up to the available capacity of the Treatment Facility from time to time and/or (ii) cause Produced Water collected from the Produced Water Receipt Points and Other Waste Water collected by Antero Water to be treated, recycled, released, sold for re-use, or otherwise disposed of, through Designated Receiving Facilities.

Section 3.2     Priority of Fluid Handling Services.  All Fresh Water Services provided under this Agreement shall be Firm Services, and all other Fluid Handling Services, to the extent in the reasonable control of Antero Water, shall be performed on a first-priority basis.

ARTICLE 4

FRESH WATER SYSTEM EXPANSION AND CONNECTION OF FRESH WATER DELIVERY POINTS

Section 4.1      Development Plan; Fresh Water Facilities Plan; Exchange and Review of Information.

(a)     The Initial Development Plan describes Producer’s planned development and drilling activities relating to the Service Area Properties through the date that is 18 months after the Original Agreement Effective Date (such plan, as updated as hereinafter provided, and including any proposed development plan that becomes part of the Development Plan pursuant to Section 2.4, the “Development Plan”).  Following the Original Agreement Effective Date, Producer shall provide Antero Water an updated Development Plan describing the planned development and drilling activities relating to the Service Area Properties for the 18-Month period commencing on the date of such updated Development Plan on or before the last Day of each Month.  Each Development Plan will include (i) information as to the Wells that Producer expects will be drilled during such period (each such Well reflected in a Development Plan, a “Planned Well”), information as to each Well Pad expected to be constructed during such period (each such Well Pad reflected in a Development Plan, a “Planned Well Pad”) and the approximate locations thereof, and the earliest date on which hydraulic fracturing operations are expected to be commenced at one or more Planned Wells at each such Planned Well Pad,  (ii) good faith and reasonable forecasts of the periods of time during which Fresh Water will be required at each Well Pad for the purpose of hydraulic fracturing operations for all Planned Wells on such Well Pad and the volumes of Fresh Water that will be required for such hydraulic fracturing operations at such Planned Wells during the 18-Month period following the date of such Development Plan, including for each such Planned Well the expected Fresh Water Delivery Rate, and (iii) good faith and reasonable forecasts of the volumes of Attributable Produced Water to be produced at each Well (including the Planned Wells included in such Development Plan), in each case to the extent not previously provided or, if earlier provided, as revised in Producer’s good faith estimation.  Producer shall make its representatives available to discuss the Development Plan from time to time with Antero Water and its representatives, in order to facilitate advance planning for expansion or improvement of the Fresh Water Facilities and to address other matters relating to the construction and installation of additions to the Fresh Water Facilities and/or the planning of the Waste Water Services.  Subject to the terms of Section 4.2,  Producer may provide updated or amended Development Plans to Antero Water at any time and shall provide its then-current Development Plan to Antero Water from time to time on or prior to the fifth (5th) Business Day after Antero Water’s request therefor.

(b)     Attached hereto as Exhibit E is a Fresh Water Facilities plan describing and/or depicting the Fresh Water System as of the Original Agreement Effective Date, including all Take Points, pipelines, Required Retention Facilities, Fresh Water Delivery Points, rights of way for surface Fresh Water lines, and all Required Pumping Stations and other major physical facilities, together with their locations, sizes and other physical specifications, operating parameters, capacities, and other relevant specifications, and together with a schedule for completing the construction and installation of the planned portions thereof, in each case as in existence, under construction, or planned as of the Original Agreement Effective Date (such plan, as updated as hereinafter provided, the “Fresh Water Facilities Plan”).  Based on the Development Plans and such other information about the expected development of the Service Area Properties as shall be provided to Antero Water by or on behalf of Producer in accordance herewith,  Antero Water shall periodically update the Fresh Water Facilities Plan.  Without limiting the generality of the foregoing, Antero Water shall ensure that the Fresh Water Facilities Plan reflects each Monthly Development Plan not later than 30 Days after such Development Plan is delivered. Antero Water shall make the Fresh Water Facilities Plan available for inspection by Producer and its representatives from time to time and shall make representatives of Antero Water available to discuss the Fresh Water Facilities Plan from time to time with Producer and its representatives.  Antero Water shall provide Producer written updates not less frequently than Monthly on the progress of work on all facilities necessary to connect the Fresh Water System  to the Planned Well Pads  as set forth in the then-current Fresh Water Facilities Plan.

(c)     Subject to Section 4.2, (i) the Parties recognize that the plans for the development of the Service Area Properties set forth in the Development Plans, as well as all information provided by Producer to Antero Water regarding its intentions with respect to the development of the Service Area Properties, are subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration, and scope of the planned activities of Antero Water, and (ii) the exchange of such information and any changes thereto shall not give rise to any rights or liabilities as between the Parties except as expressly set forth in this Agreement, and Antero Water shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular projects to expand its facilities or capacities, including the construction or installation of Water Facilities and the acquisition of rights of way, equipment, and materials necessary or desirable in connection therewith.  Without limiting the generality of the foregoing, and notwithstanding anything to the contrary in this Agreement, Producer has no obligation to Antero Water under this Agreement to develop or produce any Hydrocarbons from the Service Area Properties or to pursue or complete any drilling or development on the Service Area Properties, whether or not envisioned in the Development Plan.

Section 4.2      Expansion of Fresh Water System; Connection of Well Pads.

(a)     The Fresh Water System shall be designed, developed, and constructed for the purpose of providing sufficient quantities of Fresh Water to the High-Rate Transfer Facilities at each Well Pad at a sufficient rate of flow to enable Antero Water to transfer such Fresh Water through the High-Rate Transfer Facilities to the Fresh Water Delivery Points at the applicable Fresh Water Delivery Rate as and when needed for hydraulic fracturing operations on such Well Pad, and Antero Water shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to plan, procure, construct, install, own, and operate the Fresh Water System so as to timely extend the Fresh Water System to each Well Pad and timely deliver such quantities of Fresh Water to each Well Pad so as to permit the full scope of Fresh Water Services to be  provided with respect to all the Planned Wells in accordance with this Section 4.2;  provided, that the foregoing shall not preclude Antero Water from also designing, developing and constituting the Fresh Water System for the provision of services to third parties.

(b)     Antero Water shall be obligated to extend the Fresh Water System to a particular Well Pad only if Antero Water has received from Producer a notice in the form of Exhibit F hereto (or in such form as Producer and Antero Water shall otherwise agree from time to time) stating that Producer intends to drill, complete, and carry out hydraulic fracturing operations on such Wells at such Well Pad (as it may be amended as contemplated in Section 4.2(e),  a “Connection Notice”) and setting forth the target date for the commencement of hydraulic fracturing operations  (such date, as it may be amended as contemplated in Section 4.2(e),  the “Target Commencement Date”) at such Well Pad and the Fresh Water Delivery Rate for the Fresh Water Delivery Point at such Well Pad.  Following receipt of a Connection Notice, Antero Water shall cause the necessary facilities to be constructed to connect the Fresh Water System to such Well Pads and to deliver and install at such Well Pads the necessary High-Rate Transfer Facilities, such that the Fresh Water Services can be commenced when hydraulic fracturing operations are ready to be commenced at such Well Pad.  Such facilities shall be able to make Fresh Water available to such Planned Well Pad as soon as reasonably practicable following the Connection Notice and in any event on or before the later to occur of (1) the Target Commencement Date with respect to such Planned Well Pad, (2) the date that is 180 Days after the Connection Notice, (3) for any Well Pad located in the Initial Service Area but in any area outside the area described in Exhibit A as the “core area” as of the Original Agreement Effective Date, the date specified for such area in Exhibit A,  (4) for any Well Pad located outside the Initial Service Area, the date that is 18 months after the area in which such Well  Pad is located became part of the Service Area, and (5) the date on which the initial Planned Well(s) at such Planned Well Pad has reached its projected depth and is ready for completion and hydraulic fracturing operations (the later of such dates, with respect to such Planned Well Pad, as it may be adjusted in accordance with this Agreement, the “Completion Deadline”).  Antero Water shall provide Producer notice promptly upon Antero Water’s becoming aware of any reason to believe that it may not be able to connect a Planned Well Pad to the Fresh Water System by the Target Commencement Date therefor or to otherwise complete all facilities necessary to provide the full scope of Fresh Water Services with respect to the Fresh Water Delivery Points at such Planned Well Pad by the Target Commencement Date therefor.  If and to the extent Antero Water is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 4.7, then the Completion Deadline for such connection shall be extended for a period of time equal to the period during which Antero Water’s completion and making available of such facilities was delayed by such events or actions.  If Antero Water fails to extend the Fresh Water System to a Well Pad by the Completion Date for such Well Pad, and if Antero Water fails to deliver sufficient volumes of Fresh Water to such Well Pad, by truck or otherwise, to enable Fresh Water to be delivered to the Fresh Water Delivery Points through the High-Rate Transfer Facilities at the Fresh Water Delivery Rate, by the Completion Date,  then, as Producer’s sole and exclusive remedies for such delay:

(i)         if Antero Water notifies Producer that the required volumes of Fresh Water are available at a System Retention Facility, Producer shall have the right to pick up such volumes of Fresh Water at such System Retention Facility and truck it to the  inlet to the High Rate Transfer Facilities at or in the vicinity of the Well Pad, in which case the Producer’s actual cost of trucking such Fresh Water to such location shall be deducted from the Delivery Point Fee or the Cost of Service Fee, as applicable, or, if applicable, Producer shall be entitled to recover from Antero Water the excess, if any, of its third party and internal costs of trucking such Fresh Water to such location over the Delivery Point Fee or the Cost of Service Fee, as applicable, that it would have been obligated to pay Antero Water for the same volumes of Fresh Water; or

(ii)       if the required volumes of Fresh Water are not available at a System Retention Facility as provided in clause (i) above, Producer shall have the right to obtain Fresh Water from sources other than Antero Water for hydraulic fracturing operations at such Well Pad and truck such Fresh Water to such Well Pad until such time as such Well Pad is connected to the Fresh Water System and the Fresh Water System is ready to make available Fresh Water at such Well Pad in sufficient quantity for the commencement of the Fresh Water Services with respect thereto, in which case Producer shall be entitled to recover from Antero Water the excess, if any, of its third party and internal costs of obtaining such Fresh Water and trucking such Fresh Water to such Well Pad over the Delivery Point Fee or the Cost of Service Fee, as applicable, that it would have been obligated to pay Antero Water for the same volumes of Fresh Water; or

(iii)      Producer shall have the right to complete the procurement, construction and/or installation (including through one or more subcontractors) of any rights or facilities necessary to connect the relevant Planned Well Pad to the Fresh Water System and to permit Fresh Water to be made available at such Well Pad at the applicable Fresh Water Delivery Rate, in which case Antero Water shall pay, within 30 days after presentment of an invoice therefor,  to Producer an amount equal to 115% of all reasonable out of pocket costs and expenses incurred by Producer in so procuring, constructing, and/or installing such rights and facilities, and upon receipt of payment by Producer therefor,  Producer shall convey all such rights and facilities owned or under the control of Producer to Antero Water (and shall use commercially reasonable efforts to obtain any applicable consents triggered by such assignment) and such rights and facilities shall thereafter be part of the Fresh Water System.

The remedies set forth in clauses (i),  (ii) and (iii) above shall be applicable to Wells with Completion Deadlines that are 180 Days or more after the Original Agreement Effective Date. Once a Well Pad is connected to the Fresh Water System,  Antero Water shall maintain such connection until such time as Producer has advised Antero Water that all hydraulic fracturing operations have been completed on all Planned Wells at such Well Pad; provided that Antero Water shall have the right to remove and re-lay temporary surface water lines from time to time as long as no delay or disruption in Producer’s hydraulic fracturing operations results therefrom.

(c)     If the actual commencement of hydraulic fracturing operations at a particular Well Pad is delayed through no fault of Antero Water more than 30 Days after the Target Commencement Date for such Well Pad and the Fresh Water System is connected to the Fresh Water Delivery Point at such Well Pad and available to commence providing Fresh Water to such Well Pad prior to the date such initial Planned Well is ready for hydraulic fracturing,  Antero Water shall be entitled to a fee equal to interest per annum at the Wall Street Journal prime rate on the incremental cost and expense incurred by Antero Water to procure, construct and install the relevant rights and facilities to connect to such Well Pad and to cause such facilities to be available to commence providing Fresh Water thereto for the number of Days after the Target Commencement Date until the Day that hydraulic fracturing of the first Well at such Well Pad has commenced; provided, however, that if hydraulic fracturing of such Well has not commenced by the date that is six months after the Target Commencement Date for such Well through no fault of Antero Water or, as of an earlier date, Producer notifies Antero Water that it has elected not to fracture any Planned Wells at such Planned Well Pad, Producer shall pay, within 30 days after presentment of an invoice therefor,  to Antero Water an amount equal to 115% of all reasonable incremental costs and expenses incurred by Antero Water in procuring, constructing and installing such rights and facilities to connect the Fresh Water System to such Planned Well Pad and to cause such facilities to be available to commence providing Fresh Water thereto, and Antero Water shall (i) assign, transfer, and deliver to Producer all rights and facilities (including equipment, materials, work in progress, and completed construction) the costs and expenses of which have so been paid by Producer, to Producer, and (ii) use commercially reasonable efforts to obtain any applicable consents triggered by such assignment.  If Producer so pays Antero Water and later completes a Well at such Well Pad which it desires to hydraulically fracture, or if such facilities are later used to connect and hydraulically fracture a Well at a different Planned Well Pad or for a third party, Antero Water shall promptly refund to Producer such amount paid by Producer, and Producer shall upon receipt of payment therefor retransfer such rights and facilities to Antero Water (and shall use commercially reasonable efforts to obtain any applicable consents triggered by such assignment).

(d)     A Connection Notice shall be deemed to have been given for the Planned Wells set forth on Exhibit G hereto, the Target Commencement Date for which shall be as set forth on Exhibit G.  Such Connection Notice shall be deemed to have been given for each such Planned Well 180 Days prior to such Target Commencement Date.

(e)     Without limiting the rights and obligations of the Parties under Section 4.2(c), with respect to any Well Pad for which Producer has delivered a Connection Notice (any such Well Pad for which a Delay Notice described below is provided, a “Delayed Well Pad”, and such Connection Notice, the “Original Connection Notice” with respect to such Delayed Well Pad), Producer may, by notice to Antero Water (a “Delay Notice”), inform Antero Water that the expected completion date for drilling and completion of the Wells on the Delayed Well Pad has been extended beyond the Target Commencement Date for the Delayed Well Pad stated in the Original Connection Notice and that Producer elects either to (1) amend the Original

Connection Notice for the Delayed Well Pad by changing the Target Commencement Date to a date specified in such Delay Notice, in which case the Completion Deadline shall be determined as set forth in Section 4.2(b) based on the date of delivery of the Original Connection Notice but utilizing the Target Commencement Date as so amended, or (2) withdraw the Original Connection Notice.  If Producer elects to withdraw the Original Connection Notice, and if a new Connection Notice is later delivered with respect to the Delayed Well Pad, Antero Water shall cause the necessary facilities to be constructed to connect the Well Pads to the Fresh Water System and to commence the Fresh Water Services with respect to the Fresh Water Delivery Points at such Well Pads as provided in this Agreement based on the new Connection Notice, with the Completion Deadline being determined based on the date of delivery of the new Connection Notice and the Target Commencement Date set forth therein, as though the Original Connection Notice was never given.  In the case of either (1) or (2) above:

(i)         If the completion of the initial Well on the Delayed Well Pad has not occurred by the 31st day after the original Target Commencement Date with respect to the Delayed Well Pad as set forth in the Original Connection Notice, Producer shall pay Antero Water a fee equal to interest per annum at the Wall Street Journal prime rate on the Incurred Costs with respect to such Delayed Well Pad.  Such fee shall be payable Monthly in arrears on the 15th day of each Month for the period commencing on such 31st day through the earlier to occur of (A) the date on which the Incurred Costs are paid in full to Antero Water as contemplated under Section 4.2(e)(ii) and (B) the date on which the initial Well on the Delayed Well Pad has been completed pursuant to an applicable Connection Notice.

(ii)       If (A) the completion of the initial Well on the Delayed Well Pad has not occurred pursuant to an applicable Connection Notice by the date that is six months after the original Target Commencement Date with respect to the Delayed Well Pad as set forth in the Original Connection Notice (the “Six Month Deadline”), or (b) Producer gives notice to Antero Water that it has determined to permanently cancel all Planned Wells at the Delayed Well Pad, Producer shall pay to Antero Water an amount equal to 115% of the Incurred Costs.  Such payment shall be due on the 15th day after the Six Month Deadline.  On or before the 30th day after delivery of written request from Producer to Antero Water at any time on or after the date such payment is made, Antero Water shall assign, transfer, and deliver to Producer all rights and facilities (including equipment, materials, work in progress, and completed construction) the costs and expenses of which have so been paid by Producer as part of the Incurred Costs, to Producer. If Producer so pays Antero Water and later completes a Well at such Well Pad, or if such facilities are later used to connect and provide Fresh Water Services to a Well at a different Planned Well Pad or to provide services for a third party, Antero Water shall refund to Producer such amount paid by Producer, and Producer shall upon receipt of payment therefor, if applicable, retransfer such rights and facilities to Antero Water.

Section 4.3      Installation and Operation of High-Rate Transfer Facilities.

(a)     Antero Water shall be obligated, directly or through subcontractors, to engineer, procure, transport to the Well Pad or other applicable site, and erect or install on the Well Pad or on such site on or prior to the Completion Date all necessary High-Rate Transfer

Facilities to enable Fresh Water to be transferred through the High-Rate Transfer Facilities to the Fresh Water Delivery Points at the Fresh Water Delivery Rate.  Antero Water shall ensure that all such High-Rate Transfer Facilities remain on the Well Pad or on such site and be available to perform the High-Rate Transfer Services at all times during which Producer has notified Antero Water in accordance with Section 10.2 that hydraulic fracturing operations will be carried out on such Well Pad until such time as Producer has advised Antero Water that all hydraulic fracturing operations have been completed on all Planned Wells at such Well Pad.  Antero Water shall have the right to remove and re-install or re-erect such High Rate Transfer Facilities from time to time as long as no delay or disruption in Producer’s hydraulic fracturing operations results therefrom.

(b)      Producer shall provide sufficient space on the Well Pad for all necessary High-Rate Transfer Facilities other than ASTs to be located on such Well Pad.  Producer shall use commercially reasonable efforts to provide sufficient space on the Well Pad, or if sufficient space on such Well Pad is not available, on a site within one mile of the Well Pad, for the erection and installation of all ASTs required by Antero Water for the performance of the High-Rate Transfer Services on such Well Pad, together with rights of access to such site from a public road and easements or rights of way over which Antero Water may run hoses and temporary Fresh Water lines to the Well Pad.  If Producer, through the use of commercially reasonable efforts, has been unable, by the date that is at least 120 days prior to the Target Commencement Date for such Well Pad, to obtain such a site and such rights of access and easements, Producer shall promptly notify Antero Water, and Antero Water shall be responsible for obtaining such site and the related access rights and easements.

(c)     Antero Water shall be responsible for the operation, maintenance, repair, and removal of all High-Rate Transfer Facilities, including the operation of the applicable ASTs, ensuring that such ASTs and other High-Rate Transfer Facilities are operating properly and that the Fresh Water is transferred from such ASTs at proper flow rates (such that such ASTs do not overflow), and necessary coordination with Producer’s and its hydraulic fracturing contractors’ personnel.

(d)     If Antero Water fails to perform its obligations to timely engineer, procure, transport, erect, and install the High-Rate Transfer Facilities by the Completion Date or fails to ensure that such High-Rate Transfer Facilities remain on the Well Pad or other applicable site in each case in accordance with Section 4.3(a) or fails to perform the High-Rate Transfer Services in connection with the hydraulic fracturing of Wells on a Well Pad in accordance with Section 3.1(e),  then, as Producer’s sole and exclusive remedy for such failure, Producer shall have the right to complete the procurement, transportation, erection and/or installation (including through one or more subcontractors) of replacement facilities and/or to carry out such activities itself (including through one or more subcontractors), in which case Antero Water shall pay, within 30 days after presentment of an invoice therefor, to Producer an amount equal to 115% of all reasonable out of pocket costs and expenses incurred by Producer in so engineering, procuring, transporting, erecting, and installing such facilities and carrying out such activities, and upon receipt of payment by Producer therefor, Producer shall convey all such rights (including rights under third party contracts) and facilities owned or under the control of Producer to Antero Water (and shall use commercially reasonable efforts to obtain any applicable consents triggered by such assignment).

(e)     Antero Water shall have the right to deliver Treated Waste Water to the High-Rate Transfer Facilities and to commingle and mix such Treated Waste Water with Fresh Water for transfer to the Fresh Water Delivery Points as part of the High-Rate Transfer Services.

Section 4.4      Take Points.  Antero Water shall be obligated, at Antero Water’s cost, to provide Take Point Facilities with respect to the Take Points set forth on Exhibit C, and a connection between such Take Point Facilities and each applicable System Segment.  All such Take Points shall be provided with all Take Point Facilities (including any Measurement Facilities) necessary to take volumes of Fresh Water set forth for each such Take Point on Exhibit C (with all expansions of capacity at such Take Point Facilities being at Producer’s sole, cost, risk, and expense). Antero Water shall be responsible for providing all Take Point Facilities at all sources of Fresh Water (other than Treated Waste Water) utilized in making Fresh Water available under this Agreement, other than any Take Points not set forth on Exhibit C as of the Original Agreement Effective Date that are later specified by Producer pursuant to this Section 4.4.  Antero Water shall be responsible for obtaining all leases, easements, and other real property rights necessary for the location of Take Point Facilities; provided, however, that if Producer’s rights to take Fresh Water from such Take Point (or any other surface use or other agreements of Producer) also provide Producer the right to use any lands for the purpose of installing facilities to take Fresh Water, Producer shall use commercially reasonable efforts to make such rights available to Antero Water.  Producer shall have right from time to time to specify in the Development Plan or in a Connection Notice that an additional Take Point shall be added and that Fresh Water from such Take Point shall be made available to Fresh Water Delivery Points connected to a particular System Segment.  If Producer so specifies, Antero Water shall, at Producer’s sole cost, risk, and expense, provide Take Point Facilities for such Take Point and a connection between such Take Point Facilities and such System Segment.

Section 4.5      Retention Facilities.  The Fresh Water Facilities Plan will describe the Retention Facilities that will be required to permit Antero Water to provide the Fresh Water Services in accordance with this Agreement (each, a “Required Retention Facility”).  Antero Water shall install, at Antero Water’s cost, such Required Retention Facilities and shall own, operate and maintain such Required Retention Facilities (each such Required Retention Facility so installed by Antero Water, a “System Retention Facility”).  For the avoidance of doubt, Antero Water shall have the right at any time to add additional Retention Facilities to the Fresh Water System as it deems necessary or appropriate to provide the Fresh Water Services and such services as it is providing to third parties.

Section 4.6      Pumping Facilities.  The Fresh Water Facilities Plan will describe the pumping facilities that will be required in order for Fresh Water to be made available at the Fresh Water Delivery Points at the rates of flow specified in Section 3.1(c)  (each a “Required Pumping Station”).  Antero Water shall, at Antero Water’s cost, install each such Required Pumping Station and shall operate and maintain each Required Pumping Station (each such Required Pumping Station so installed by Antero Water, a “System Pumping Station”). For the avoidance of doubt, Antero Water shall have the right at any time to add additional pumping facilities to the Fresh Water System as it deems necessary or appropriate to provide the Fresh Water Services and such services as it is providing to third parties.

Section 4.7      Cooperation.  Because of the interrelated nature of the actions of the Parties required to obtain the necessary Governmental Approvals from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to drill and complete each Planned Well and construct the required extensions of the Fresh Water System to each Planned Well Pad, the Parties agree to work together in good faith to obtain such Governmental Approvals, authorizations, consents and rights of way as expeditiously as reasonably practicable, all as provided herein.  The Parties further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Governmental Approvals, authorizations, consents and rights of way.

ARTICLE 5

CERTAIN PROVISIONS REGARDING WASTE WATER SERVICES

Section 5.1      Access to Produced Water Receipt Points and Other Waste Water Sites.  Producer shall be responsible for ensuring that Antero Water and its subcontractors have safe road access to all Produced Water Receipt Points and all points from which Other Waste Water is to be collected from public roadways suitable for travel by highway trucking equipment.  As between Producer and Antero Water, Producer shall be responsible for all maintenance of and damage to (and all payments in respect thereof) to all access roads from public roadways to the Produced Water Receipt Points and such other points.

Section 5.2      Dispatch Procedures.

(a)     Producer shall install, maintain, and operate, at Producer’s cost, in its Produced Water tanks located at or in the vicinity of each Well Pad (but excluding the Wells identified in the Initial Development Plan as the “Bluestone Wells”, and excluding any Off-Site Tanks) water-level sensors connected to a remote monitoring system provided by eLynx Technologies or another provider of remote monitoring services acceptable to Antero Water (the “Monitoring Services Provider”) and cause the Monitoring Services Provider to make available to Antero Water on an hourly or more frequent basis data regarding the level of Produced Water in each such tank and to allow Producer to view and access all such data on the Monitoring Service Provider’s system, including the ability to poll for such data through the Monitoring Services Provider’s system.  Producer shall periodically, and no less frequently than quarterly, and at any time upon request of Antero Water if Antero Water has reason to believe there is a malfunction, inspect the tank sensors to insure that they are reading properly.  Antero Water shall be responsible for the timely dispatch of trucks to all Wells at which such sensors and monitoring systems are installed and operating properly to collect Produced Water from the tanks at such Wells.  In the event that Antero Water is notified or otherwise has knowledge of any outage of or malfunction in any such sensors at any such tanks or any outage of or malfunction in such monitoring system, Antero Water shall use reasonable efforts to timely dispatch trucks to collect Produced Water based on historical flow rates or on information provided by Producer but shall not otherwise be liable for any failure to timely dispatch trucks to any affected tank during any period of any such outage or malfunction.

(b)     With respect to (i) the Wells identified in the Initial Development Plan as the “Bluestone Wells”,  (ii) all Off-Site Tanks, and (iii) all locations at or near a Well Pad where Other Waste Water is held pending collection, gathering, and/or disposal, Producer is responsible for notifying Antero Water not less than 24 hours in advance of when the Produced Water or Other Waste Water at such locations must be collected.

Section 5.3      Treatment Facility; Designated Receiving Facilities.

(a)     Antero Water shall treat, recycle, release, sell for re-use, or otherwise dispose of, or shall cause an Affiliate or subcontractor of Antero Water to treat, recycle, release, sell  for re-use, or otherwise dispose of, all Produced Water collected at the Produced Water Receipt Points and all Other Waste Water collected by Antero Water through the Treatment Facility or through other facilities, including Antero Water’s or its Affiliates’ own facilities, that have been designated by Antero Water and approved by Producer (each such facility other than the Treatment Facility, a  “Designated Receiving Facility”).  If Producer approves a facility as a Designated Receiving Facility, it shall have the right, at any time upon notice to Antero Water, to withdraw such approval, and such facility shall cease to be a Designated Receiving Facility effective upon the 60th Day after such notice; provided, however, that Producer shall reimburse Antero Water for all costs reasonably incurred by Antero Water in order to utilize such facility as a Designated Receiving Facility and shall indemnify Antero Water and its Affiliates for any contractual liability incurred by Antero Water to a third party as a result of its not being able to utilize such facility as a Designated Receiving Facility.

(b)     Producer shall have the right, at its sole cost and expense, to visit and observe operations at each Designated Receiving Facility operated by Antero Water, in each case during normal business hours, on reasonable notice, and subject to such reasonable safety procedures as shall be reasonably required by Antero Water.  Such visits and observations shall be carried out in a manner that does not unreasonably interfere with operations at such Designated Receiving Facility.  Antero Water shall use reasonable efforts to afford Producer the opportunity to visit and observe operations at (i) the Treatment Facility and (ii) each Designated Receiving Facility operated by an Antero Water subcontractor and shall at the request of Producer perform such visits and observations and use reasonable efforts to include a representative of Producer among its representatives on any such visit.

Section 5.4     Transportation Services Equipment.  Antero Water shall provide directly or through subcontractors all equipment necessary to perform the Transportation Services.  The equipment shall (a) be suitable for the performance of the Transportation Services, (b) comply with the specifications for equipment used for services equivalent to the Transportation Services as required by Applicable Law, including the regulations of the USDOT, and (c) be maintained in a  good, safe, and serviceable condition. Antero Water shall only use subcontractors to perform the Transportation Services that maintain a USDOT safety rating of “Satisfactory”.

Section 5.5      Contract Carrier Status.  Producer and Antero Water intend to rely on their respective rights and remedies under this Agreement and, if it would otherwise be applicable, expressly waive any and all rights and remedies under Part B, Subtitle IV of Title 49 of the United States Code that may be waived as provided in 49 USC § 14101(b)(1).  Producer and Antero Water intend that the contractual arrangement documented by this Agreement be that of a contract motor carrier and for the terms and conditions of this Agreement to take precedence over any terms and conditions which might apply to a shipper and common carrier.  Any use of form bills of lading, or other freight documents referring to “common carriers” and/or “tariffs”, shall not alter the contract relationship created hereunder between the Parties.

ARTICLE 6

TERM

Section 6.1      Term.  This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until the twentieth (20th) anniversary of the Original Agreement Effective Date and from year to year thereafter (with the initial term of this Agreement deemed extended for each of any such additional year) until such time as this Agreement is terminated, effective upon an anniversary of the Original Agreement Effective Date, by notice from either Party to the other Party on or before the one hundred eightieth (180th) Day prior to such anniversary.

ARTICLE 7

FEES AND CONSIDERATION

Section 7.1      Fees.

(a)     Subject to the other provisions of this Agreement, including Section 7.1(j),  Producer shall pay Antero Water each Month in accordance with the terms of this Agreement, for all Fluid Handling Services provided by Antero Water during such Month, an amount equal to the sum of the following:

(i)         The product of (A) the aggregate volume of Fresh Water, stated in Barrels,  made available by Antero Water to the Fresh Water Delivery Points, as measured at the Fresh Water Measurement Points, during such Month, excluding (1) Treated Waste Water delivered to the Fresh Water Delivery Points as contemplated in Section 4.3(e) during such Month and (2) Fresh Water delivered to the High-Rate Transfer Facilities by truck as contemplated by Section 3.1(d) during such Month, multiplied by (B) (i) in the case of Fresh Water Delivery Points in West Virginia,  $3.685 and (ii) in the case of all other Fresh Water Delivery Points, $3.635 (in each case as may be increased or decreased in accordance with Section 7.1(f), the “Delivery Point Fee”);

(ii)       The sum of (A) the product of (1) the aggregate volume of Fresh Water, stated in Barrels, delivered to the High-Rate Transfer Facilities by truck as contemplated by Section 3.1(d) during such Month, but excluding Treated Waste Water delivered to the Fresh Water Delivery Points as contemplated in Section 4.3(e) during such Month, multiplied by (2)  $3.116 (as may be increased or decreased in accordance with Section 7.1(f), the “Trucked Fresh Water Fee”), plus (B) an amount equal to all third party out-of-pocket costs actually incurred by Antero Water in trucking such Fresh Water to the applicable inlet of the applicable High-Rate Transfer Facilities, plus 3% of the amount of such out-of-pocket costs;

(iii)      For Treated Waste Water delivered to the Fresh Water Delivery Points as contemplated in Section 4.3(e),  except to the extent that a Specified Fee is applicable to such Services in accordance with Section 7.1(h),  an amount equal to all third party out-of-pocket costs actually incurred by Antero Water in trucking such Treated Waste

Water from the treatment plant to the applicable Well Pad, plus 3% of the amount of such out-of-pocket costs;

(iv)       For the performance of the High-Rate Transfer Services, the sum of (A) an amount equal to all third-party out-of-pocket costs incurred by Antero Water during such Month in performing the High-Rate Transfer Services using ASTs owned by Antero Water as of the Effective Date, including all costs of engineering, procuring, transporting, installing, erecting, operating, maintaining, repairing, and removing all High-Rate Transfer Facilities used to perform High-Rate Transfer Services during such Month (but excluding the cost of procuring any ASTs in addition to those owned by Antero Water on the Effective Date), plus 3% of the amount of such out-of-pocket costs, plus (B) an amount equal to the Cost of Service Fee for all ASTs procured by Antero Water after the Effective Date;

(v)        Subject to Section 7.1(c) and Section 7.1(d), the product of (A) the aggregate volume of Waste Water, stated in Barrels, collected or received by Antero Water hereunder and processed at the Treatment Facility during such Month multiplied by (B)  $4.00 (as may be increased or decreased in accordance with Section 7.1(f), the “Treatment Facility Fee”);

(vi)       For all Waste Water collected or received by Antero Water hereunder in trucks owned by Antero Water or its Affiliates during any Month, the product of (A) the aggregate volume of Waste Water so collected or received, stated in Barrels, during such Month multiplied by (B) $5.50 (as may be increased or decreased in accordance with Section 7.1(f), the “Waste Water Trucking Fee”);

(vii)     With respect to Waste Water Services performed by subcontractors of Antero Water during such Month (to the extent that the fee referred to in Section 7.1(a)(v) is not applicable thereto),  including the collection or receipt of Waste Water in Antero Water’s subcontractor’s trucks and the treatment, processing, recycling, or other disposal of Waste Water at a Designated Receiving Facility not owned by Antero Water or its Affiliates and operated by a subcontractor of Antero Water,  an amount equal to the sum of (A) all third party out-of-pocket costs actually incurred by Antero Water in performing such Waste Water Services (“Reimbursable Waste Water Services Costs”),  plus (B) 3% of the amount of such costs; and

(viii)    With respect to all Waste Water Services performed directly by Antero Water using facilities owned by Antero Water or its Affiliates or personnel of Antero Water or its Affiliates,  other than Waste Water Services covered by the fees set forth in Section 7.1(a)(v) or Section 7.1(a)(vi),  the applicable Specified Fee therefor determined as set forth in Section 7.1(h).

(b)     Except as further provided in this Section 7.1(b) with respect to the disposal agreements and treatment agreements described in Exhibit I (the “Assumed Subcontracts”), Reimbursable Waste Water Services Costs will not include any costs incurred by Antero Water in respect of capacity reservations (however described, including minimum volume commitments, deliver-or-pay provisions, or similar provisions, and whether such reservations shall appear in disposal agreements, treatment agreements, trucking agreements, or other third party agreements) except that portion of those costs proportionately allocable to capacity actually utilized by Antero Water in the performance of Waste Water Services, it being understood that,  except for its commitment under Section 2.1,  Producer makes no commitment to provide any specific volumes of Waste Water during any period and any arrangements made by Antero Water for reserving capacity are made at Antero Water’s sole risk.  Notwithstanding the foregoing, Reimbursable Waste Water Services Costs will include the reservation charges under the Assumed Subcontracts for the periods set forth in Exhibit I, to the extent actually incurred by Antero Water, provided that Antero Water shall, to the extent within its or its Affiliates’ control, deliver Waste Water collected by Antero Water hereunder to facilities under the Assumed Subcontracts in a manner so as to minimize the amount of such reservation charges actually incurred for volumes in excess of volumes actually delivered.

(c)     The Treatment Facility Fee described in Section 7.1(a)(v) assumes that the Treatment Facility will have an on-site landfill owned by AT or one of its Affiliates at which all by-products of the treatment of Waste Water at the Treatment Facility will be disposed of.  If for any reason AT is unable to dispose of such by-products at such landfill during any period (including as a result of any delay in AT’s construction of such landfill or any inability of AT to maintain required Governmental Approvals for such landfill) and such by-products must be disposed of at a third-party landfill, then the Treatment Facility Fee applicable during such period shall be reduced by (i) during any period in which none of such by-products are disposed of at such landfill, $0.10 (as increased or decreased pursuant to Section 7.1(f), the “Landfill Credit”), or (ii) during any period in which some, but not all, such by-products are disposed of in such landfill, a pro-rata portion of the Landfill Credit, based on the quantity (in tons) of such by-products that are not disposed of at such landfill as a proportion of the total quantity (in tons) of such by-products disposed of during such period at such landfill and all third party landfills.  During any such period, the Producer shall pay to Antero Water, in addition to the remainder of the Treatment Facility Fee after deduction of the Landfill Credit or applicable portion thereof, an amount equal to the sum of (A) all third party out-of-pocket costs actually incurred by Antero Water in disposing of such by-products at third-party landfills, including transportation and landfill fees (“Reimbursable Landfill Costs”), plus (B) 3% of the amount of such costs.

(d)     The Treatment Facility Fee assumes that AT’s cost of treating Waste Water at the Treatment Facility includes (i) $0.35 per Barrel for electricity (as increased or decreased pursuant to Section 7.1(f), the “Electricity Baseline”), (ii) $0.32 per Barrel for chemicals (as increased or decreased pursuant to Section 7.1(f), the “Chemicals Baseline”), and (iii) $0.55 per Barrel for Gas used as fuel (“Fuel Gas”) (as increased or decreased pursuant to Section 7.1(f), the “Gas  Baseline”).  If during any Month the costs actually incurred by AT for electricity and/or chemicals per Barrel of waste water processed at the Treatment Facility during such Month exceed 120% of the Electricity Baseline or the Chemicals Baseline, as applicable, then Antero Water shall be entitled to a supplement to the Treatment Facility Fee for such Month equal to the product of (1) the aggregate volume of Waste Water, stated in Barrels, collected or received by Antero Water hereunder and processed at the Treatment Facility multiplied by (2) the excess of the actual per-Barrel cost for electricity and/or chemicals, as applicable, over the Electricity Baseline and/or the Chemicals Baseline, as applicable.  If during any Month the costs actually incurred by AT for Fuel Gas per Barrel of waste water processed at the Treatment Facility during such Month exceed 107.5% of the Gas Baseline, then Antero Water shall be entitled to a supplement to the Treatment Facility Fee for such Month equal to the product of (I)

the aggregate volume of Waste Water, stated in Barrels, collected or received by Antero Water hereunder and processed at the Treatment Facility multiplied by (II) the excess of the actual per-Barrel cost for Fuel Gas over the Gas Baseline.  The supplements to the Treatment Facility Fee provided for in this Section 7.1(d) are herein referred to as the “Treatment Facility Fee Supplement”.

(e)     The Waste Water Trucking Fee assumes a cost of truck or vehicle fuel of $3.50 per gallon (the “Truck Fuel Baseline” and together with the Electricity Baseline, the Chemicals Baseline, and the Gas Baseline, each a “Baseline Component”).  If during any Month Antero Water’s actual cost per gallon for such fuel exceeds  107.5% of the Truck Fuel Baseline, then Antero Water shall be entitled to a supplement to the Waste Water Trucking Fee for such Month equal to the product of (i) the number of gallons of such fuel consumed in the performance of the Waste Water Services covered by the Waste Water Trucking Fee multiplied by (ii) the excess of Antero Water’s actual cost per gallon over the Truck Fuel Baseline (the “Waste Water Trucking Fee Supplement”).

(f)     Effective on January 1 of each of 2016, 2017, 2018, 2019 and 2020, one hundred percent (100%), and on January 1, 2021, and each January 1 thereafter, fifty-five percent (55%) of the Delivery Point Fee, the Trucked Fresh Water Fee, the Treatment Facility Fee, the Waste Water Trucking Fee, any Specified Fee, the Landfill Credit, and each Baseline Component shall be adjusted up or down on an annual basis in proportion to the percentage change, from the preceding year, in the All Items Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average, 1982-84 = 100, as published by the United States Department of Labor, Bureau of Labor Statistics (“CPI”).  Such adjustment shall reflect the percentage change in the CPI as it existed for June of the preceding calendar year from the CPI for the second immediately preceding June; provided, however, that the Delivery Point Fee,  the Trucked Fresh Water Fee,  the Treatment Facility Fee, the Waste Water Trucking Fee, any Specified Fee, the Landfill Credit, and each Baseline Component shall never be less than the initial fees  stated in Section 7.1(a),  Section 7.1(c),  Section 7.1(d) or Section 7.1(e),  as applicable; nor shall such fees be increased or decreased by more than 3% in any given calendar year.

(g)     To the extent that Antero Water is entitled under this Section 7.1 to reimbursement for the cost of third-party services or other third-party items incurred in carrying out the Fluid Handling Services, Antero Water shall ensure that the reimbursed costs are commensurate with market costs for such services or items and shall, except in the case of emergency situations where to do so is not reasonably practicable, ensure that all such services and items are obtained through competitive bid processes.

(h)     If Antero Water desires to perform any Waste Water Services (other than the Waste Water Services covered by the fees set forth in Section 7.1(a)(v) or Section 7.1(a)(vi)) or the Fresh Water Services covered by the fee set forth in Section 7.1(a)(iii) in each case directly using its own facilities and personnel, it may do so, subject to the provisions of this Section 7.1(h).  Antero Water may elect to perform such Fluid Handling Services in accordance with the terms of this Agreement for the Cost of Service Fee in accordance with Section 7.1(j) (to the extent permitted under Section 7.1(j)); provided, however, that if Antero Water so elects with respect to any Waste Water disposal services, the Parties shall enter into a separate agreement covering only such disposal services and containing market standard provisions for the performance of such disposal services and providing for the Cost of Service Fee to be paid for such disposal services. Alternatively, Antero Water may, by notice to Producer, propose specific fees under this Section 7.1(h) (each, a “Specified Fee”) for any such Fluid Handling Services to be performed directly by Antero Water, with such scope (including geographical scope) as shall be defined in such notice.  Producer shall have the right, to be exercised by notice to Antero Water on or before the 30th day after delivery of Antero Water’s proposal notice, to either (i) accept such proposal or (ii) notify Antero Water that it intends to seek fee quotes from third parties for the performance of such Fluid Handling Services.  If Producer fails to timely deliver such notice, it shall be deemed to have accepted such proposal.  If Producer accepts or is deemed to have accepted such proposal, then the Specified Fee proposed by Antero Water shall become effective with respect to the applicable Fluid Handling Services and Antero Water shall perform such Fluid Handling Services in accordance with this Agreement; provided, however, that if such Fluid Handling Services include disposal services, the Parties shall also enter into a separate agreement covering only such disposal services containing market standard provisions for the performance of such disposal services and providing for the Specified Fees in Antero Water’s proposal to be applicable to such disposal services. If Producer timely delivers notice that it intends to seek fee quotes from third parties, it shall have a period of 30 days after the delivery of such notice to Antero Water to obtain such third party quotes.  If Producer desires to accept any such third party quote and enter into a contract with such third party to perform such Fluid Handling Services for the quoted fees, it shall first deliver notice to Antero Water, including a copy of such fee quote and a description of such Fluid Handling Services covered by such quote.  Antero Water shall have the right, to be exercised by notice to Producer on or before the 10th day after delivery of such notice to Antero Water, to perform any such Fluid Handling Services for the quoted fees.  If Antero Water timely delivers such notice, then Antero Water shall perform such Fluid Handling Services in accordance with this Agreement, and the quoted fees shall be deemed to be the Specified Fee for the applicable Fluid Handling Services; provided, however, that if such Fluid Handling Services include Waste Water disposal, the Parties shall enter into a separate agreement covering only such disposal services containing market standard provisions for the performance of such disposal services and providing for the quoted fees, which shall thereafter be deemed to be Specified Fees for purposes of this Agreement.  If Antero Water fails to timely deliver such notice, Producer shall be entitled to enter into a contract with such third party covering such Fluid Handling Services, but the scope of such Fluid Handling Services shall not exceed the scope set forth in the third party quote provided to Antero Water by Producer, and the fees shall not be greater than the fee quote provided to Antero Water.  If Producer does not deliver notice of any third party quotes to Antero Water on or before the end of the 30-day period referenced above, Producer shall be deemed to have accepted Antero Water’s initial proposal.

(i)      At the request of Antero Water, the Parties will reasonably cooperate and work together in good faith to agree on revised distance-based waste water trucking fees that would provide the same overall economics to Antero Water as the Waste Water Trucking Fee provided for in this Agreement as of the Original Agreement Effective Date.

(j)      Notwithstanding the foregoing provisions of this Section 7.1 or any other provision to the contrary in this Agreement, Antero Water shall have the right to elect to be paid for some or all Fluid Handling Services on a cost of service basis to the extent set forth in this Section 7.1(j). Antero Water shall have the right to elect to be paid on a cost of service basis for

(i) any Fluid Handling Services performed with respect to Wells on Service Area Properties outside the Initial Service Area (other than the Fluid Handling Services covered by the fees set forth in Section 7.1(a)(v)) and (ii) for any Waste Water Services, other than the Waste Water Services covered by the fees set forth in Section 7.1(a)(v) or Section 7.1(a)(vi), to be performed by Antero Water directly using its own facilities and personnel, whether or not within the Initial Service Area (with all other Fluid Handling Services to be performed for the fees set forth in Section 7.1(a)).  With respect to such Fluid Handling Services, Antero Water may elect, by notice to Producer at least three (3) Months prior to the commencement of any Contract Year or, in the case of any water facilities acquired by Antero Water pursuant to Section 2.4(a), in the notice given by Antero Water in accordance with such Section that Antero Water will acquire such water facilities, to be paid on a cost of service basis for the Fluid Handling Services specified in such notice commencing at the beginning of such Contract Year or with the acquisition of such facilities, as applicable, and continuing for the remaining term of this Agreement, but only with respect to the facilities so acquired or discrete parts of the Water Facilities (each, a “CS Facility”) that are placed into service or acquired during such Contract Year or a later Contract Year, as applicable.  The Fluid Handling Services specified in such notice may be of any scope determined by Antero Water in its sole discretion and may include all eligible Fluid Handling Services or any part thereof and may include, by way of example only, making Fresh Water available at a particular Well Pad or group of Well Pads, collecting Attributable Produced Water from any Produced Water Receipt Points, providing additional System Retention Facilities or System Pumping Facilities, connecting additional Take Points or other sources of Fresh Water, providing trucking services with respect to any Produced Water Receipt Points, providing any Waste Water treatment or disposal services, and any other subset of the Fluid Handling Services determined by Antero Water, in each case subject to the foregoing sentence.  All Fluid Handling Services provided from time to time on a cost of service basis shall be bundled together for purposes of calculating a single Monthly cost of service fee (the “Cost of Service Fee”), which shall be calculated with respect to each Contract Year as set forth in Exhibit H attached hereto.

Section 7.2      Minimum Daily Fresh Water Volume Commitment.

(a)     In addition to the fees payable by Producer to Antero Water pursuant to Section 7.1(a),  Producer shall pay Antero Water and, if applicable, Antero Water shall pay Producer the amounts provided for in this Section 7.2 in respect of the Minimum Daily Fresh Water Volume Commitment.

(b)     Subject to the last sentence of this Section 7.2(b), with respect to each of the first three calendar quarters in each calendar year from 2016 through 2019, inclusive, Producer shall pay to Antero Water, on or before the 30th Day after receipt of Antero Water’s invoice therefor (which shall be delivered not more than sixty (60) Days after the end of such calendar quarter), an amount equal to the excess, if any (such excess, the “Quarterly MVC Shortfall Fee”), of:

(i)         the product of the Minimum Quarterly Fresh Water Volume Commitment for such calendar quarter multiplied by the Weighted Delivery Point Fee in effect on the last Day of such calendar quarter over

(ii)       the product of the aggregate of the MVC Credit Volumes for such calendar quarter multiplied by the applicable Delivery Point Fee in effect on the last Day of such calendar quarter.

If there is no excess resulting in a  Quarterly MVC Shortfall Fee, then no amounts shall be payable by Producer under this Section 7.2(b).  If there is such an excess, commencing in calendar year 2017 Producer shall be entitled to a credit against any Quarterly MVC Shortfall Fee in any calendar year in an amount not to exceed, in the aggregate, the Previous Year Credit, if any, with respect to such calendar year (but for the second and third such calendar quarters in such calendar year, only to the extent not credited in a previous calendar quarter in such calendar year), and the Quarterly MVC Shortfall Fee shall be reduced by the amount of such credit.

(c)     On or before the 60th Day after the end of each calendar year from 2016 through 2019, inclusive, Antero Water shall deliver an invoice to Producer setting forth the amount resulting from the following calculation:

(i)         the product of the Minimum Annual Fresh Water Volume Commitment for such calendar year multiplied by the Weighted Delivery Point Fee in effect on the last Day of such calendar year minus

(ii)       the sum of (A) the product of the aggregate of the MVC Credit Volumes for such calendar year multiplied by the applicable Delivery Point Fee in effect on the last Day of such calendar year plus (B) commencing in calendar year 2017, the amount of any Previous Year Credit plus (C) the amount, if any, actually paid by Producer in respect of Quarterly MVC Shortfall Fees in such calendar year.

If the result is a positive amount, Producer shall pay such amount to Antero Water on or before the 30th Day after receipt of such invoice.  If the result is a negative amount, Antero Water shall pay to Producer, concurrently with the delivery of such invoice, the lesser of (1) the absolute value of such amount and (2) the sum of the amounts actually paid by Producer in respect of Quarterly MVC Shortfall Fees in such calendar year.

ARTICLE 8

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 8.1      Operational Control of Antero Water’s Facilities.  Subject to the terms and conditions of this Agreement, Antero Water shall design, construct, own, operate, and maintain the Water Facilities at its sole cost and risk.  Antero Water shall be entitled to full and complete operational control of its facilities and shall be entitled to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

Section 8.2      Maintenance.  Antero Water shall be entitled, without liability, to interrupt its performance hereunder to perform necessary or desirable inspections, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Antero Water deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer will not be affected.  Before the beginning of each calendar year, Antero Water shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance.  On or before the 10th Day before the end of each Month, Antero Water shall provide Producer with its projected maintenance schedule for the following Month.

Section 8.3      Right of Way and Access.

(a)     Except as otherwise provided in Section 4.3(b),  Section 4.4,  Section 5.1 and this Section 8.3, Antero Water is responsible for the acquisition of rights of way, crossing permits, licenses, use agreements, access agreements, leases, fee parcels, and other land rights necessary to construct, own, and operate the Water Facilities, and all such rights in land shall be solely for use by Antero Water and shall not be shared with Producer, except as otherwise agreed by Antero Water; provided that Producer hereby grants, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of material expense or liability, an easement and right of way upon all lands covered by the Service Area Properties for the purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, and replacing, all or any portion of the Water Facilities to the extent necessary for the performance of this Agreement, including pipelines, meters, Retention Facilities and storage, and other equipment, and for disconnecting, and removing such Water Facilities; provided, further, that the exercise of these rights by Antero Water shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel.  Producer shall not have a duty to maintain, and will be able to freely assign, the underlying agreements (such as leases, easements, and surface use agreements) that such grant of easement or right of way to Antero Water is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the underlying applicable property, or is unable to grant such rights to Antero Water under any contract or instrument to which Producer is a party or is otherwise bound, regardless of the reason for such loss of rights.  Notwithstanding the foregoing, (i) Producer will use commercially reasonable efforts to assist Antero Water to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 4.7,  (ii) to the extent that Producer agrees that Antero Water’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites, and (iii) Producer shall use reasonable efforts to involve Antero Water in Producer’s negotiations with the owners of lands covered by the Service Area Properties so that Producer’s surface use agreements and Antero Water’s rights of way with respect to such lands can be concurrently negotiated and obtained. Without limiting the generality of the foregoing, Producer agrees to make space available at each Well Pad to which Fresh Water is made available pursuant to this Agreement sufficient for Antero Water to install and construct pig receiving and other facilities necessary for Antero Water to pig the Fresh Water System to each such Well Pad.

(b)     Without limiting the generality of Section 8.3(a), Producer hereby agrees that, to the extent that Producer can afford such rights to Antero Water without the incurrence of material expense or liability, Antero Water shall have the right to use, for the purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, and replacing all or any portion of the Water Facilities to the extent necessary for the performance of this Agreement, including pipelines, meters, Retention Facilities and storage, and other equipment, and for disconnecting, and removing such Water Facilities, all Excluded Assets (as such term is defined in that certain Assignment and Bill of Sale dated as of September 22, 2015, between Producer and Antero Water, that certain Assignment and Bill of Sale dated as of the Effective Date between Producer and AT, and /or that certain Amended and Restated Assignment and Bill of Sale dated as of September 22, 2015 between Producer, AW, and certain other parties), in each case that, as of the effective date of such assignments, were used or held for use for both the water business and upstream business of Producer).  If Producer’s rights with respect to any such Excluded Assets expire or are terminated or released, Producer will use commercially reasonable efforts to assist Antero Water to secure replacements for such Excluded Assets, in a manner consistent with the cooperation requirements of Section 4.7

Section 8.4      Third Party Services; Capacity Allocations on the Fresh Water System.

(a)     Subject to this Section 8.4 and the other provisions of this Agreement,  Antero Water has the right to contract with other Persons to perform services utilizing the Water Facilities on an Interruptible Service basis.

(b)     If on any Day the total volumes of Fresh Water that Antero Water has agreed to take from all System Take Points on a particular System Segment, including the volumes Antero Water is obligated to take pursuant to Section 3.1(a), for any reason (including Maintenance, Force Majeure, or any foreseen or unforeseen reduction in capacity) exceed the capacity of such System Segment, including any System Retention Facilities located on such System Segment, Antero Water shall reduce the volumes taken from all the System Take Points pursuant to its agreements with third parties prior to any reduction in the amounts taken at the Take Points pursuant to this Agreement.

(c)     To the extent that the volumes of Fresh Water that Antero Water is obligated to make available under this Agreement at the points of interconnection to the High-Rate Transfer Facilities located at a Well Pad on a particular System Segment, including the volumes that Antero Water is obligated to make available at the Fresh Water Delivery Points pursuant to Section 3.1(e),  for any reason (including Maintenance, Force Majeure, or any foreseen or unforeseen reduction in capacity) exceed the volume of Fresh Water available and/or the capacity of such System Segment to make available Fresh Water at  such points of interconnection,  then Antero Water shall interrupt or curtail volumes of Fresh Water made available to customers other than Producer (including an customers who are assignees of Producer or successors in interest to Producer with respect to any Service Area Property) prior to any reduction in the amounts made available at the Fresh Water Delivery Points.

(d)     Except as otherwise provided in this Section 8.4,  Antero Water shall be free to use any Fresh Water present in the Fresh Water System to satisfy its obligations to Producer and any third party and shall not be obligated to ensure that Fresh Water taken from any Take Point is utilized only to perform Fluid Handling Services for Producer; provided, however, that Antero Water shall comply with any restrictions (including pursuant to Applicable Law) on the use of any Fresh Water taken from any Take Point and made available to any third party, and ensure that such third party also so complies, to the extent that Producer has informed Antero Water of such restrictions.

Section 8.5      Governmental Approvals; Compliance with Applicable Law.

(a)     Except as otherwise provided in this Section 8.5,  Antero Water is responsible for obtaining all Governmental Approvals required for its performance of the Fluid Handling Services in accordance with this Agreement.  Notwithstanding the foregoing, Producer is responsible for obtaining (i) at Producer’s cost, all Governmental Approvals to take Fresh Water from the Take Points (other than leases, easements, and other real property rights necessary for the location of Take Point Facilities, which are the responsibility of Antero Water) and (ii) at Antero Water’s cost, any Governmental Approvals that, in accordance with Applicable Law, must be obtained by or in the name of Producer.

(b)     Antero Water shall comply with all Applicable Laws and all Governmental Approvals in all material respects in its performance of the Fluid Handling Services and shall bear all costs and liabilities associated with complying with or the failure to comply with such Applicable Laws and Governmental Approvals (including Governmental Approvals obtained by or in the name of Producer as contemplated in Section 8.5(a)(ii)); provided, however, that if pursuant to any Applicable Law or Governmental Approval (including a Governmental Approval obtained by or in the name of Producer in accordance with  Section 8.5(a)(ii)), a Retention Facility is required to be shut down and reclaimed or remediated during a period of 18 months after the Effective Date, Producer shall bear all cost and liability associated with shutting down and reclaiming or remediating such Retention Facility.

(c)     Antero Water shall require all subcontractors to which it delegates any of the Fluid Handling Services to comply with all Applicable Laws and relevant Governmental Approvals in such subcontractor’s performance of such portion of the Fluid Handling Services.

ARTICLE 9

FRESH WATER DELIVERY RATES

Section 9.1      Fresh Water Delivery Rates.  Subject to the other provisions of this Agreement, Antero Water shall construct and operate the Fresh Water System in a manner so as to permit Fresh Water to be made available at the points of interconnection to the High-Rate Transfer Facilities at the rates of flow required by Section 3.1(c) and shall install and operate the High-Rate Transfer Facilities in a manner so as to make Fresh Water available at the Fresh Water Delivery Points  at the applicable Fresh Water Delivery Rates.

Section 9.2     Producer Facilities.  Producer, at its own expense, shall construct, equip, maintain, and operate all facilities necessary to receive Fresh Water at the Fresh Water Delivery Points  at the applicable Fresh Water Delivery Rates.

ARTICLE 10

FRESH WATER NOMINATION

Section 10.1    Maximum Take Point Volumes.  Producer has informed Antero Water of the maximum volume of Fresh Water that can be taken, if any, in accordance with Producer’s rights to take such Fresh Water, including any Applicable Law or Governmental Approval, at each of the currently existing Take Points. Producer shall promptly inform Antero Water of the maximum volume of Fresh Water that can be taken, if any, in accordance with Producer’s rights to take such Fresh Water, including any Applicable Law or Governmental Approval, at each new Take Point established in accordance with Section 4.4.  Producer shall notify Antero Water of any change to such maximum volumes immediately after Producer becomes aware of any such change.

Section 10.2    Fresh Water Delivery Nominations.  Producer shall regularly communicate to Antero Water the dates on which Producer plans to carry out hydraulic fracturing operations on each Well Pad and shall by notice to Antero Water not less than five Business Days in advance specify the dates on which Antero Water is to commence deliveries of Fresh Water at the Fresh Water Delivery Points at such Well Pad.

Section 10.3    Changes in Fresh Water Delivery Rates.  If Producer desires that Antero Water make Fresh Water available on any Day at the Fresh Water Delivery Point on any Well Pad at flow rates greater than or less than the Fresh Water Delivery Rate specified for such Well Pad in the Connection Notice for such Well Pad, Producer may, on not less than 5 Business Days’ notice to Antero Water, increase or decrease the Fresh Water Delivery Rate for such Well Pad.

ARTICLE 11

FRESH WATER AVAILABILITY AND QUALITY;  WASTE WATER QUALITY

Section 11.1   Fresh Water Availability.  The obligation of Antero Water to perform the Fresh Water Services is subject to the conditions that (a) Producer has obtained all necessary rights, including all Governmental Approvals (but excluding any leases, easements, or other real property rights necessary for the location of Take Point Facilities, which, subject to the other provisions of this Agreement, shall be the obligation of Antero Water), to take Fresh Water from the Take Points in sufficient volumes to make available Fresh Water at the Fresh Water Delivery Points in the volumes specified in Section 3.1(e),  and (b) the quality of the Fresh Water available to be taken at such Take Points is at all times in compliance with the Fresh Water Quality Standards.  Antero Water shall be relieved of its obligations to provide the Fresh Water Services to the extent that it is prevented from doing so because either of such conditions is not satisfied at any time and the reason either such condition is not satisfied was not caused in whole or in part by Antero Water.

Section 11.2    Take Point Fresh Water Standards.  Fresh Water at each Take Point shall be free from any contamination or any substances, in each case, that would result in such Fresh Water being unsuitable for use in hydraulic fracturing operations in accordance with all then-applicable general industry practices, Applicable Laws, and Governmental Approvals, or that would result in any damage to the Fresh Water Facilities; provided, however, that the presence in such Fresh Water of invasive species (including zebra mussels and quagga mussels) and other invasive or non-native pathogens or infectious agents that would be removed by treatment in ozonation facilities shall not render such Fresh Water nonconforming (the standards set forth in this Section 11.2 being called the “Fresh Water Quality Standards”).  Antero Water shall be responsible for the installation, operation, and maintenance of ozonation facilities at any Take Points where they are required to remove any such invasive species or other invasive or non-native pathogens or infectious agents, and Producer shall have no liability to Antero Water arising from the presence thereof in any Fresh Water at the Take Points, including any liability under the indemnities in Section 11.3 and Section 11.6.

Section 11.3    Non-Conforming Take Point Fresh Water.   If the Fresh Water quality at any Take Point does not conform to the Fresh Water Quality Standards,  then Antero Water will have the right to immediately discontinue taking Fresh Water at such Take Point so long as the Fresh Water at such Take Point continues to be non-conforming.  In the event that Antero Water takes receipt of non-conforming Fresh Water at any Take Point,  Producer agrees to be responsible for, and to defend, indemnify, release, and hold Antero Water and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from such non-conforming Fresh Water, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

Section 11.4    Delivery Point Fresh Water Quality Standards.  Antero Water shall make available Fresh Water (including, for the avoidance of doubt, Fresh Water consisting of a mixture of raw fresh water, water remaining after treatment at the Treatment Facility, and/or Treated Waste Water)  at each Fresh Water Delivery Point that meets the Fresh Water Quality Standards, provided that Fresh Water at the Take Points meets the Fresh Water Quality Standards, and subject to the provisions of Section 11.5.

Section 11.5    Retention Facility Contamination.  Antero Water shall use reasonable efforts to ensure that Fresh Water that is held in the System Retention Facilities does not become subject to any contamination or pollution that would result in the Fresh Water held in the System Retention Facilities not meeting the Fresh Water Quality Standards.  Except to the extent that Antero Water has failed to perform its obligations set forth in the immediately preceding sentence, Producer agrees to be responsible for, and to defend, indemnify, release, and hold Antero Water and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from the quality of the Fresh Water in the System Retention Facilities, including any remediation obligation under any Applicable Laws relating to the environment, and including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

Section 11.6   Non-Conforming Waste Water.  If the Produced Water quality at any Produced Water Receipt Point or any Other Waste Water where collected by Antero Water does not conform to the Waste Water Quality Standards, then Antero Water will have the right to immediately discontinue taking Produced Water at such Produced Water Receipt Point or such Other Waste Water so long as the Produced Water at such Produced Water Receipt Point or such Other Waste Water continues to be non-conforming.  In the event that Antero Water takes receipt of non-conforming Produced Water at any Produced Water Receipt Point or collects non-conforming Other Waste Water, Producer agrees to be responsible for, and to defend, indemnify, release, and hold Antero Water and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from such non-conforming Produced Water or Other Waste Water, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.  “Waste Water Quality

Standards” means, with respect to any Waste Water, that such Waste Water is free from any contamination or any substances that would result in such Waste Water not meeting any requirements imposed by Applicable Law for transportation by truck or any quality standards of the Treatment Facility or a Designated Receiving Facility; provided, however, that such Waste Water shall not be rendered nonconforming by the presence in such Waste Water of invasive species (including zebra mussels and quagga mussels) and other invasive or non-native pathogens or infectious agents to the extent that such species, pathogens, or agents originated from Fresh Water delivered by Antero Water hereunder.

ARTICLE 12

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 12.1    Measurement Equipment.  Antero Water shall (or shall cause an Affiliate of Antero Water to) install, own, operate, and maintain Measurement Facilities (a) to measure the volumes of Fresh Water taken at each Take Point on each Day and (b) to measure the volumes of Fresh Water (other than Treated Waste Water) made available at each Fresh Water Measurement Point on each Day.  Antero Water shall also track and account for volumes of Fresh Water consisting of Treated Waste Water that are commingled with other Fresh Water in the High-Rate Transfer Facilities.  Producer shall have the right to install check Measurement Facilities at each Take Point and each Fresh Water Measurement Point,  including the right to install check measurement equipment on Antero Water’s meter tubes and orifice unions.  Producer may also check Antero Water’s measurements of Fresh Water using data collected by Producer or its hydraulic fracturing contractors regarding the actual volumes of Fresh Water delivered from the High-Rate Transfer Facilities into the Fresh Water Delivery Points.  Unless such check measurements show a discrepancy of greater than 2%, for all purposes of this Agreement, the volumes of Fresh Water delivered on such Day to the Fresh Water Delivery Points shall be deemed to equal the volumes of Fresh Water measured at the Fresh Water Measurement Point on each Day.  The changing and integration of the charts (if utilized for measurement purposes hereunder) and calibrating and adjusting of meters shall be performed by Antero Water.

Section 12.2   Notice of Measurement Facilities Inspection and Calibration.  Each Party shall give reasonable notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities or other facilities or equipment (including Producer’s or its hydraulic fracturing contractor’s equipment collecting data regarding Fresh Water volumes at the Fresh Water Delivery Points) used in measuring or checking the measurement of volumes of Fresh Water under this Agreement. Any Measurement Facilities equipment found to be registering inaccurately shall be promptly adjusted to register as accurately as possible or repaired or replaced, as necessary for accurate measurement.  The official electronic data from such Measurement Facilities or other facilities or equipment shall remain the property of the owner thereof, but copies of such records shall, upon request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

Section 12.3    Measurement Accuracy Verification.

(a)     Each Party shall verify the accuracy of all Measurement Facilities owned by such Party used in measuring or checking the measurement of volumes of Fresh Water under this Agreement no less frequently than quarterly.  Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once per Month, unless a special test is requested pursuant to Section 12.4.

(b)     If, during any test of such Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for the period redetermined in accordance with the provisions of Section 12.5.  If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the two percent (2%) error.

(c)     If, during any test of such Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated hourly flow rate which does not exceed two percent (2%) of the adjusted flow rate, all prior recordings and electronic flow computer data shall be considered to be accurate for volume determination purpose.

Section 12.4    Special Tests.  In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 12.3) of any Measurement Facilities used in measuring or checking the measurement of volumes of Fresh Water under this Agreement, seventy-two (72) hours advance notice shall be given to the  other Party and both Parties shall cooperate to secure a prompt test of the accuracy of such equipment.  If such Measurement Facilities tested are found to be within the two percent (2%) range of accuracy set forth in Section 12.3(b), then the Party that requested the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto.  If such Measurement Facilities tested are found to be outside the two percent (2%) range of accuracy set forth in Section 12.3(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 12.5.

Section 12.5   Metered Flow Rates in Error.  If, for any reason, any Measurement Facilities used in measuring or checking the measurement of volumes of Fresh Water under this Agreement are (i) out of adjustment, (ii) out of service, or (iii) out of repair and the total calculated flow rate through each meter run is found to be in error in excess of two percent (2%) of the adjusted flow rate as described in Section 12.3(iv), the total volumes of Fresh Water made available shall be determined in accordance with the first of the following methods which is feasible:

(a)        By using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 12.3), or Producer’s or its hydraulic fracturing contractor’s data regarding Fresh Water received at the Fresh Water Delivery Points, taken together with Antero Water’s data regarding the amount of such Fresh Water delivered that consisted of Treated Waste Water;

(b)     Where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Fresh Water in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering;

(c)     By correcting the error by re-reading of the official data, or by straightforward application of a correcting factor to the volumes recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)     By estimating the volumes, based upon volumes made available during periods of similar conditions when the meter was registering accurately.

Section 12.6    Waste Water Measurement.  Volumes of Waste Water shall be determined for all relevant purposes under this Agreement based on the number of truck-loads of Waste Water received or collected by Antero Water or its subcontractors and/or the number of truck-loads of Waste Water delivered to the Treatment Facility or a Designated Receiving Facility and on the capacity of the trucks, assuming that each truck load consisted of the full capacity of the relevant truck.

Section 12.7    Units of Measurement. The unit of volume for measurement of Fresh Water and Waste Water hereunder shall be one Barrel.  Delivery rates for Fresh Water shall be stated in Barrels per minute.

Section 12.8    Record Retention.  The Party owning the Measurement Facilities shall retain and preserve all test data, flow metering data, and similar records for any calendar year for a period of at least twenty-four (24) Months following the end of such calendar year unless Applicable Law requires a longer time period or such Party has received notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

ARTICLE 13

NOTICES

Section 13.1   Notices.  Unless otherwise provided herein, any notice, request, invoice, statement, or demand which either Party desires to serve upon the other Party regarding this Agreement shall be made in writing and shall be considered as delivered (i) when hand delivered, or (ii) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), or (iii) if mailed by United States certified mail, postage prepaid, three (3) Business Days after mailing, or (iv) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party, or (v) when sent via email (provided that any notice sent by email shall be followed by notice sent by another form of delivery permitted by this Section 13.1 within two (2) Business Days after the date such email was sent); provided, if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, delivery shall be deemed to have occurred on the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon the other a notice of default under this Agreement, or if Producer desires to serve upon Antero Water a Connection Notice, the delivery of such notice shall be considered effective under this Section 13.1 only if delivered by any method set forth in items (i) through (iv) above.  Any notice shall be given to the other Party at the following address, or to such other address as either Party shall designate by notice to the other:

Producer:                     ANTERO RESOURCES CORPORATION
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:              For water control, nominations & balancing:
Completion Supervisor

Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller

Phone: (303) 357-7310
Fax Number: (303) 357-7315

Antero Water:             ANTERO WATER LLC and ANTERO TREATMENT LLC
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:              For water control, nominations & balancing:
Scheduling Coordinator

Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller

Phone: (303) 357-7310
Fax Number: (303) 357-7315

ARTICLE 14

PAYMENTS

Section 14.1    Invoices.  Not later than the tenth (10th) Day following the end of each Month, Antero Water shall provide Producer with a detailed statement setting forth the volumes of Fresh Water made available during such Month at the Fresh Water Delivery Points (including the volumes delivered to the inlet of the High-Rate Transfer Facilities by pipeline and the volumes delivered by truck), the volumes of Waste Water collected at the Produced Water Receipt Points or other collection points by Antero Water and processed in the Treatment Facility or any Designated Receiving Facility during such Month,  and the Fresh Water Delivery Point Fee, the Trucked Fresh Water Fee, and, if applicable, the Treatment Facility Fee, any Treatment Facility

Fee Supplement, the Waste Water Trucking Fee, any Waste Water Trucking Fee Supplement, Reimbursable Waste Water Services Costs, Reimbursable Landfill Costs, any Specified Fee, and the Cost of Service Fee with respect to such Month, together with all relevant data on which such fees are based, measurement summaries, run tickets, bills of lading, and third party invoices  (including evidence of the actual cost of electricity, chemicals, and Fuel Gas for the Treatment Facility to the extent of any Treatment Facility Fee Supplement and the actual cost of truck and/or vehicle fuel to the extent of any Waste Water Trucking Fee Supplement), and all relevant supporting documentation.  If actual data is not available on such tenth (10th) Day, Antero Water shall base such invoiced amounts on reasonable estimates, which shall be trued up in future invoices against actual data when available.  To the extent that any other data is unavailable on such tenth (10th) Day, Antero Water shall be obligated to deliver such supporting documentation as soon as it becomes available.  Producer shall make payment to Antero Water by the last Business Day of the Month in which such invoice is received.  Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Antero Water to Producer in writing from time to time.  If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Antero Water shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, on the last Business Day of the following Month, provided, however, that no retroactive adjustment will be made beyond a period of twenty-four (24) Months from the date of a statement hereunder.

Section 14.2   Right to Suspend on Failure to Pay.  If any undisputed amount due hereunder remains unpaid for sixty (60) Days after the due date, Antero Water shall have the right to suspend or discontinue Fluid Handling Services hereunder until any such past due amount is paid.

Section 14.3    Audit Rights.  Either Party, on not less than thirty (30) Days prior notice to the other Party, shall have the right at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of twelve (12) consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement.  The scope of any audit shall be limited to the twenty-four (24) Month period immediately prior to the Month in which the notice requesting an audit was given.  All statements, allocations, measurements, computations, charges, or payments made in any period prior to the twenty-four (24) Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 14.4    Payment Disputes.  In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all undisputed amounts, and Antero Water and Producer will use good faith efforts to resolve the disputed amounts within sixty (60) Days following the original due date.  Any amounts subsequently resolved shall be due and payable within ten (10) Days of such resolution.

Section 14.5    Interest on Late Payments.  In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue at an annual rate equal to ten percent (10%) from the date payment is due until the date payment is made.

Section 14.6    Credit Assurance.  Antero Water shall apply consistent evaluation practices to all similarly situated customers to determine Producer’s financial ability to perform its payment obligations under this Agreement.

(a)     If Antero Water has reasonable grounds for insecurity regarding the performance of any obligation by Producer under this Agreement (whether or not then due), Antero Water may demand Adequate Assurance of Performance from Producer (which demand shall include reasonable particulars for the demand and documentation supporting the calculation of the amount demanded), which Adequate Assurance of Performance shall be provided to Antero Water within five (5) Business Days after such demand.  If Producer fails to provide such Adequate Assurance of Performance within such time, then Antero Water may suspend its performance under this Agreement until such Adequate Assurance of Performance is provided.  However, any such suspension by Antero Water shall not relieve Producer of its payment obligations.  The exercise by Antero Water of any right under this Section 14.6 shall be without prejudice to any claims for damages or any other right of Antero Water under this Agreement.  As used herein, “Adequate Assurance of Performance” means any of the following, as selected in Producer’s discretion subject to the below:

(i)         an irrevocable standby letter of credit in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder from a financial institution rated at least A- by S&P or at least A3 by Moody’s in a form and substance reasonably satisfactory to Antero Water;

(ii)       cash collateral in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder to be deposited in an escrow account as designated by Antero Water; Antero Water is hereby granted a security interest in and right of set-off against all such cash collateral, which is or may hereafter be delivered or otherwise transferred to such escrow account in connection with this Agreement; or

(iii)      a guaranty in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder, which guaranty is reasonably acceptable to Antero Water in form and substance.

(b)     The term of any security provided under this Section 14.6 shall never exceed sixty (60) Days, after which the security shall terminate (or in the case of cash collateral, be immediately returned by Antero Water to Producer without further action by either Party).  Nothing shall prohibit Antero Water, however, from requesting additional Adequate Assurance of Performance following the end of any such term, so long as the conditions triggering such a request under this Section 14.6 exist.

ARTICLE 15

FORCE MAJEURE

Section 15.1    Suspension of Obligations.  In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 15.2    Definition of Force Majeure.  The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections, riots, epidemics, landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings, crevasses, floods, washouts, civil disturbances, explosions, breakage or accident to wells, machinery, equipment or lines of pipe, the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe, freezing of wells, equipment or lines of pipe, inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, or Governmental Approvals, any action or restraint by any Governmental Authority (so long as the Party claiming suspension has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with any Applicable Law), and,  in the case of a Force Majeure claimed by Antero Water only, any breach of any representation or warranty of Producer or any failure by Producer to perform any obligation of Producer under either (a) that certain Amended and Restated Contribution Agreement dated November 10,  2014, by and between Producer and Antero Midstream LLC or (b) that certain Contribution, Conveyance and Assumption Agreement dated September 17, 2015, by and among Producer, Antero Midstream Partners LP, and AT (the “Contribution Agreement”).

Section 15.3   Settlement of Strikes and Lockouts.  It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party having the difficulty.

Section 15.4   Payments for Services Performed.  Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Producer’s obligation to make payment for Fluid Handling Services performed prior to such event of Force Majeure.

ARTICLE 16

INDEMNIFICATION

Section 16.1    Antero Water.  Subject to the terms of this Agreement, including Section 19.8,

(a)     Antero Water shall release, indemnify, defend, and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses to the extent arising out of or relating to (i) the operations of Antero Water, but only to the extent that liability for such claims and losses is not otherwise allocated pursuant to the indemnification provisions of Article 11,  Article 17,  Section 16.2(a)(iii), or Section 16.2(b), and (ii) any breach of this agreement by Antero Water, including in each case claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding in each case claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

(b)     Except as otherwise provided in Section 16.2(a)(iii), Antero Water shall release, indemnify, defend, and hold harmless Producer and its joint interest owners and Producer’s contractors and subcontractors of any tier and its and their Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees (collectively, the “Producer Group”) from and against all claims and losses for bodily injury to or death of any individual in the Antero Water Group or damage to or loss of the property of any Person in the Antero Water Group in each case arising while such individual or property is on a Well Pad or any property of the Producer adjacent to a Well Pad in connection with the performance by Antero Water of the High-Rate Transfer Services or other services at such Well Pad, including in each case claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding in each case claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

Section 16.2    Producer.  Subject to the terms of this Agreement, including Section 19.8,

(a)     Producer shall release, indemnify, defend, and hold harmless Antero Water and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses to the extent arising out of or relating to (i) the operations of Producer but only to the extent that liability for such claims and losses is not otherwise allocated pursuant to the indemnification provisions of Article 11,  Article 17,  Section 16.1(b), or (ii) any breach of this agreement by Producer or (iii) except as otherwise provided in Section 11.5, pollution or contamination from the emission, discharge or release of Hazardous Materials occurring (A) in the course of the performance of any Fluid Handling Services up until the point of custody and title transfer to Antero Water at the applicable Produced Water Receipt Points or (B) with respect to any Waste Water that has been treated and is in transit from the relevant treatment facility to, or is in, the High-Rate Transfer Facilities, or is otherwise being handled by Antero Water as part of the High-Rate Transfer Services, including in each case claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding in each case claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

(b)     Producer shall release, indemnify, defend, and hold harmless Antero Water and its contractors and subcontractors of any tier and its and their Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees (collectively, the “Antero Water Group”) from and against all claims and losses for bodily injury to or death of any individual in the Producer Group or damage to or loss of the property of any Person in the Producer Group in each case arising while such individual or property is on a Well Pad or any property of the Producer adjacent to a Well Pad in connection with the operations of Producer at such Well Pad, including in each case claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding in each case claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

ARTICLE 17

CUSTODY AND TITLE

Section 17.1    Custody of Fresh Water.  As among the Parties, Producer shall be in custody, control and possession of (a) raw Fresh Water taken from the Take Points until such Fresh Water  is taken into the Fresh Water Facilities at the Take Points and (b) Fresh Water after such Fresh Water is delivered to the Fresh Water Delivery Points.  As among the Parties, Antero Water shall be in custody, control and possession of all Fresh Water in the Fresh Water Facilities or in any trucks used by Antero Water (or its subcontractors) to perform the Fresh Water Services hereunder at all other times. Except as otherwise provided in Section 16.2(a)(iii), the Party having custody and control of Fresh Water under the terms of this Section 17.1 shall be responsible for, and shall defend, indemnify, release and hold the other Party and its respective Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Fresh Water when such Fresh Water is in its custody and control, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding all claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

Section 17.2    Custody of Waste Water.  As among the Parties, Producer shall be in custody, control and possession of Waste Water until such Waste Water is received by Antero Water or its subcontractors at the Produced Water Receipt Points or at the point at which Other Waste Water is collected by Antero Water.  As among the Parties, Antero Water shall be in custody, control and possession of all Waste Water from and after its receipt by Antero Water or its subcontractors at the Produced Water Receipt Points or at the points at which Other Waste Water is collected by Antero Water.  Except as otherwise provided in Section 16.2(a)(iii), the Party having custody and control of Waste Water under the terms of this Section 17.2 shall be responsible for, and shall defend, indemnify, release and hold the other Party and its respective Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Waste Water when such Waste Water is in its custody and control, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of the indemnified party.

Section 17.3    Custody of Waste Water and Fresh Water as Between AW and AT.  As between AW and AT:

(a)     AW shall be in custody, control and possession of all Fresh Water; provided that AT shall be in custody, control and possession of all volumes of Fresh Water that is water remaining after treatment of Waste Water at the Treatment Facility until delivery of such Fresh Water to AW at the outlet flange of the Treatment Facility at the connection with the Fresh Water System; and

(b)     AT shall be in custody, control and possession of all Waste Water.

Section 17.4    Title to Fresh Water.

(a)     For any Fresh Water that is ultimately taken from the Take Points by or on behalf of AW or its subcontractors and is used to fulfill third party services agreements as and to the extent permitted by Section 8.4, title to such Fresh Water shall pass to AW immediately prior to the applicable title transfer point specified in the applicable third party services agreement.  Producer shall ensure that such Fresh Water is free of all liens arising by, through, or under Producer, other than liens arising  by operation of law.

(b)     Producer shall take title to all volumes of Fresh Water that is water remaining after treatment of waste water at the Treatment Facility at the outlet flange of the Treatment Facility at the connection with the Fresh Water System.

Section 17.5    Title to Waste Water.  AT shall take title to all Waste Water received by or on behalf of AT or its subcontractors at the Produced Water Receipt Points or at the point where Other Waste Water is collected, as applicable.  Producer shall ensure that such Waste Water is free of all liens arising by, through, or under Producer, other than liens arising  by operation of law.

ARTICLE 18

PAYMENTS FOR FRESH WATER; TAXES

Section 18.1    Payments for Fresh Water; Taxes.  To the extent that any Person is entitled to any payment in respect of Fresh Water taken from any Take Point, including any taxes, Producer shall pay or cause to be paid and agrees to hold Antero Water harmless as to the payment of all such payments or taxes.  Antero Water shall not become liable for such payments or taxes, unless designated to remit those taxes on behalf of Producer by any duly constituted Governmental Authority having authority to impose such obligations on Antero Water, in which event the amount of such taxes remitted on Producer’s behalf shall be reimbursed by Producer upon receipt of invoice, with corresponding documentation from Antero Water setting forth such payments.  Antero Water shall pay or cause to be paid all taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to its facilities, including the Fresh Water Facilities.  Except as provided in Exhibit H attached hereto, neither Party shall be responsible nor liable for any taxes or other statutory charges levied or assessed against the facilities of the other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.  Notwithstanding the foregoing, to the extent that such payments or taxes relate to Fresh Water that is made available to a third party pursuant to Section 8.4(d),  Antero Water shall look only to such third  party, and not to Producer, for payment or reimbursement of such payments and taxes to the extent relating to the Fresh Water made available to such third party, and shall use reasonable efforts to ensure that Fresh Water not subject to such payments and taxes is made available to Producer in preference to third parties.

ARTICLE 19

MISCELLANEOUS

Section 19.1    Rights.  The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 19.2   Applicable Laws.  This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.  To the extent that the performance of the Fluid Handling Services by Antero Water shall at any point in time become prohibited or restricted by Applicable Laws or the provisions of any Governmental Approval, Antero Water shall be relieved from its obligations to perform such Fluid Handling Services.

Section 19.3    Governing Law; Jurisdiction.

(a)     This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado without regard to choice of law principles.

(b)     The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in City and County of Denver, Colorado, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement.  The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

Section 19.4    Successors and Assigns.

(a)     This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

(b)     To the extent any Affiliate of Producer acquires any Oil and Gas Interests or any water facilities, Producer shall cause such Affiliate to comply with the obligations of Producer under Article 2 of this Agreement with respect to its Oil and Gas Interests and to enter into an agreement with Antero Water substantially the same as this Agreement.

(c)     Except as set forth in Section 19.4(d) and Section 19.4(e), neither Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party, and any assignment or attempted assignment made otherwise than in accordance with this Section 19.4 shall be null and void ab initio.

(d)     Notwithstanding the foregoing clause (c),  Antero Water may perform all services under this Agreement itself using its own facilities and/or perform any or all such services through Affiliates or third parties, in which case references herein to the Fresh Water

Facilities shall be deemed to be references to such facilities of the relevant Affiliate or third party.

(e)     Notwithstanding the foregoing clause (c):

(i)         Antero Water shall have the right to assign its rights and obligations under this Agreement, in whole or in part, as applicable, without the consent of Producer (A) to an Affiliate of Antero Water or (B) to any Person to which the Fresh Water Facilities or any part thereof or any facilities through which the Waste Water Services are performed has been or will be transferred who (1) hires (or retains, as applicable) operating personnel who are then operating such facilities (or has similarly experienced operating personnel itself), (2) has operated for at least two (2) years prior to such assignment systems similar to such facilities, or (3) contracts for the operation of such facilities with another Person that satisfies either of the foregoing conditions (1) or (2) in this clause (B), provided, in the case of an assignment under either of clause (A) or clause (B), that the assignee assumes in writing all of Antero Water’s obligations hereunder (if applicable, to the extent of the Fresh Water Facilities or other facilities being transferred to such Person).  Notwithstanding the foregoing, Antero Water shall not be released from its obligations hereunder upon any assignment of this Agreement (in whole or in part) unless the assignee has creditworthiness as reasonably determined by Producer that is equal to or greater than the higher of Antero Water’s creditworthiness as of the Original Agreement Effective Date and Antero Water’s creditworthiness as of the date of the assignment.

(ii)       Producer shall have the right to assign its rights and obligations under this Agreement, in whole or in part, as applicable, without the consent of Antero Water,  to any Person to which it sells, assigns, or otherwise transfers all or any portion of the Service Area Properties and who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Service Area Properties being transferred to such Person).  Notwithstanding the foregoing, Producer shall not be released from its obligations hereunder upon any assignment of this Agreement (in whole or in part) unless the assignee has a credit rating that is equal to or higher than the higher of Producer’s credit rating as of the Original Agreement Effective Date and Producer’s credit rating as of the date of the assignment.

(iii)      Each Party shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of such Party.

Section 19.5    Severability.  If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (i) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (ii) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (iii) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by Applicable Law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 19.6    Confidentiality.

(a)     Confidentiality.  Except as otherwise provided in this Section 19.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including Development Plans, Fresh Water Facilities Plans, and all data relating to the production of Producer) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the prior written consent of the other Party.

(b)     Permitted Disclosures.  Notwithstanding Section 19.6(a) disclosures of any Confidential Information may be made by either Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party;  (ii) to the extent to which a Party or an Affiliate of a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement, provided such third person agrees in writing to be bound by the terms of this Section 19.6;  (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate of such Party;  (vii) to financial advisors, attorneys, and banks, provided that such Persons are subject to a confidentiality undertaking consistent with this Section 19.6(b), or (viii) in the case of Producer only, excluding any information disclosed to Producer by Antero Water pursuant to Article 3 of this Agreement, to a royalty, overriding royalty, net profits or similar owner burdening production from the Service Area Properties, provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 19.6.

(c)     Notification.  If either Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 19.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d)     Party Responsibility.  Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 19.6.

(e)     Public Announcements.  The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 19.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement.  The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both such Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement.  Nothing contained in this Section 19.6 shall be construed to require either Party to obtain approval of the other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent such disclosure is required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange, or any other regulated stock exchange.

(f)     Survival.  The provisions of this Section 19.6 shall survive any expiration or termination of this Agreement; provided that other than with respect to information disclosed pursuant to Article 3, as to which such provisions shall survive indefinitely, such provisions shall survive only a period of one (1) year.

Section 19.7   Entire Agreement, Amendments and Waiver; Amendment and Restatement of Original Agreement.

(a)     The Contribution Agreement, this Agreement and the documents and instruments and other agreements specifically referred to herein or therein or delivered pursuant hereto or thereto, including the exhibits and schedules hereto and thereto, (a) constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and (b) are not intended to confer upon any other Person any rights or remedies hereunder except as otherwise expressly provided herein or therein.  Each Party agrees that (i) no other Party (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such Party relating to this Agreement or the transactions contemplated hereby, other than those expressly set forth in the Contribution Agreement and the documents and instruments and other agreements specifically referred to herein or therein or delivered pursuant hereto or thereto, including the exhibits and schedules hereto and thereto, and (ii) such Party has not relied upon any representation, warranty, covenant or agreement relating to this Agreement or the transactions contemplated hereby other than those referred to in clause (i) above.  No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

(b)     This Agreement amends, restates and supersedes the Original Agreement in its entirety (but such amendment and restatement does not affect the rights and obligations of the Parties accruing under the Original Agreement prior to the Effective Date).  Except as otherwise expressly provided, all references to the Original Agreement in any document, instrument, agreement or writing delivered pursuant to this Agreement shall hereafter be deemed to refer to this Agreement.

Section 19.8    Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR

EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 19.9   Headings.  The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 19.10  Rights and Remedies.  Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by Applicable Law.

Section 19.11 No Partnership.  Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to either Party.

Section 19.12  Rules of Construction.

(a)     The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(b)     The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  The words “this Article,” “this Section” and “this clause,” and words of similar import, refer only to the Article, Section or clause hereof in which such words occur.  The word “or” is exclusive, and the word “including” (in its various forms) means including without limitation.

(c)     Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

(d)     References herein to any Person shall include such Person’s successors and assigns; provided, however, that nothing contained in this clause (d) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement.

(e)     References herein to any law shall be deemed to refer to such law as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder

(f)     References herein to any contract mean such contract as amended, supplemented or modified (including any waiver thereto) in accordance with the terms thereof, except that with respect to any contract listed on any schedule hereto, all such amendments, supplements or modifications must also be listed on such schedule.

(g)     Each representation, warranty, covenant and agreement contained in this Agreement will have independent significance, and the fact that any conduct or state of facts may be within the scope of two or more provisions in this Agreement, whether relating to the same or different subject matters and regardless of the relative levels of specificity, shall not be considered in construing or interpreting this Agreement.

(h)     Unless otherwise expressly provided herein to the contrary, accounting terms shall have the meaning given by U.S. generally accepted accounting principles.

Section 19.13  No Third Party Beneficiaries.  This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and each Person entitled to indemnity under Article 11,  Article 16, or Article 17 (but only to the extent of their entitlement to be defended, indemnified, released and held harmless thereunder, and provided that only a Party shall be entitled to enforce such entitlement on their behalf) and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 19.14  Antero Water.  AW and AT shall collectively act as Antero Water under this Agreement to fulfill the obligations of Antero Water hereunder, and AW and AT agree to cooperate and coordinate with each other to fulfill such obligations in accordance with this Agreement;  provided that the Parties agree and acknowledge that the Parties intend for AW to perform the Fresh Water Services hereunder and for AT to perform the Waste Water Services hereunder. To the extent not already paid directly by Producer to AT, AW agrees to remit to AT any amounts paid by Producer to AW for any Waste Water Services that were performed by AT hereunder.

Section 19.15 Further Assurances.  Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 19.16  Counterpart Execution.  This Agreement may be executed in one or more counterparts, including electronic, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 19.17  Memorandum of Agreement.  Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form”

memorandum of this Agreement in the form of Exhibit J attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such Memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Service Area Properties are located.  Further such memoranda shall be executed and delivered by Producer as Antero Water from time to time requests to evidence the commitment of additional areas or Oil and Gas Interests under this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first set forth above.

ANTERO RESOURCES CORPORATION

By:	/s/ Kevin. J. Kilstrom
Name:	Kevin J. Kilstrom
Title:	Senior Vice President - Production

ANTERO WATER LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior
Vice President and Treasurer

ANTERO TREATMENT LLC

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior
Vice President and Treasurer

First Amended and Restated Water Services Agreement

Signature Page

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT A

INITIAL SERVICE AREA

(Attached.)

***

Exhibit A – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT B

INITIAL FRESH WATER FACILITIES

The following assets and facilities, in each case, excluding any Excluded Assets (as such term is defined in the Contribution Agreement):

1.         All existing or imminent buried Fresh Water pipelines and associated appurtenances.

2.         All existing or imminent temporary surface Fresh Water pipeline and associated appurtenances.

3.         All Fresh Water pipeline and associated appurtenances contained in inventory and designated for future Fresh Water pipeline projects.

4.         All existing or imminent pump stations, transfer pumps, or booster pumps that are designated for the transfer of Fresh Water up to the Producer’s receiving hydration units and working tanks.

5.         All pump stations, transfer pumps, or booster pumps that are contained in inventory and designated for the future transfer of Fresh Water up to the Producer’s receiving hydration units and working tanks.

6.         All existing or imminent operational equipment, tools and telemetry devices necessary for operation of the Fresh Water pipelines and associated appurtenances.

7.         All existing or imminent surface use agreements for withdrawal points, access roads, impoundments, pump stations, maintenance shops, laydown or staging yards and surface feature access pads, in each case, used solely in connection with the water business of Antero Water (and, for the avoidance of doubt, not otherwise used by Producer for its exploration and production business).

8.         Fresh Water Impoundments (“FWIs”)

FWIs built and in-service:

Name	State	County
ANNIE HORIZONTAL FWI	WV	Ritchie
BEE LEWIS FWI	WV	Doddridge
BONNELL FWI	WV	Doddridge
FOREMAN FWI	WV	Doddridge
HARSHBARGER NORTH FWI	WV	Ritchie
HARSHBARGER SOUTH FWI	WV	Ritchie
HEFLIN NORTH FWI	WV	Doddridge
HINTER NORTH FWI	WV	Doddridge
HINTER SOUTH FWI	WV	Doddridge

Exhibit B – Page 1

JAMES WEBB FWI	WV	Doddridge
LAKE FWI	WV	Doddridge
LEMLEY FWI	WV	Doddridge
MARSDEN FWI	WV	Doddridge
MELODY FWI	WV	Doddridge
NIMORWICZ EAST FWI	WV	Harrison
NIMORWICZ WEST FWI	WV	Doddridge
PEARL JEAN NORTH FWI	WV	Doddridge
PEARL JEAN SOUTH FWI	WV	Doddridge
PIERPOINT FWI	WV	Tyler
QUINN FWI	WV	Harrison
SPIKER FWI	WV	Doddridge
WHITEHAIR FWI	WV	Doddridge
CARPENTER PAD FWI	OH	Monroe
CHARLES IMPOUNDMENT	OH	Monroe
EAST LAW COMPLEX	OH	Noble
HILL XLFWI	OH	Noble
JUSTICE PAD FWI	OH	Noble
RICH PAD FWI	OH	Noble
SCHROEDER PAD FWI	OH	Noble
TRASKA XLFWI	OH	Noble
WAYNE PAD FWI	OH	Noble
WEBB IMPOUNDMENT	OH	Monroe
WILSON EAST IMPOUNDMENT	OH	Noble
WILSON WEST IMPOUNDMENT	OH	Noble

FWIs built and not yet in-service

Name	State	County
ESTHER FWI	OH	Belmont
HOTHEM 3 FWI	OH	Belmont

FWIs – constructing:

Name	State	County
HOTHEM 1 FWI	OH	Monroe

Exhibit B – Page 2

FWIs - Planning/Permitting/waiting on release/waiting on surface use agreement:

OHIO
Site Name	Latitude	Longitude	Status
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
WEST VIRGINIA
Site Name	Latitude	Longitude	Status
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Exhibit B – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT C

TAKE POINTS

Location	Latitude	Longitude
OHIO
Beaver Creek-4	39.908867	-81.316445
Buffalo Creek 4	39.811790	-81.467680
Buffalo Creek-Arnold	39.863557	-81.526403
East Fork Duck Creek-6	39.645811	-81.309128
Jordan Jones 1	39.763746	-81.200327
Opossum Run	39.869684	-81.420662
Rubel 4	39.780167	-81.196681
Rubel Pad Ground Water Withdrawal	39.833172	-81.302765
Seneca Fork Wills Creek - 2	39.931389	-81.457222
Skin Creek-1 (Rubel)	39.83223	-81.30409
Slope Creek Reservoir (Barnesville #3)	39.907492	-81.165197
South Fork (Carpenter)	39.813710	-81.307880
West Fork Duck Creek - Buckey	39.794094	-81.562736
WEST VIRGINIA
Ohio River at Ben's Run	39.46593	-81.110781
Claywood Public Service District	39.206274	-81.497777
Middle Island Creek at Dawson	39.379292	-80.867803
Middle Island Creek at Solo	39.399094	-81.185548
Sun Valley Public Service District	39.29053	-80.518765
North Fork Hughes at Davis	39.322363	-80.936771
South Fork Hughes at Knight	39.198369	-80.870969
Arnold Creek at Davis	39.302006	-80.824561
Pennsboro Lake	39.281689	-80.925526
Buckeye Creek at Powell	39.277142	-80.690386
Meathouse Fork at Whitehair	39.211317	-80.679592
Meathouse Fork at Gagnon	39.26054	-80.720998
McElroy Creek at Forest	39.39675	-80.738197
West Fork River at GAL	39.16422	-80.45173
West Fork River at McDonald	39.16761	-80.45069
City of Salem Reservoir	39.28834	-80.54966
Middle Island Creek at Weese	39.457972	-80.839742
Pike Fork at Dotson Withdrawal	39.385933	-80.577836
Morgan's Run at Leatherman	39.285956	-80.691808
Middle Island Creek at Mees	39.43113	-81.079567
Middle Island Creek at Weekley	39.50677	-80.963058
Ohio River at Select Energy	39.346473	-81.338727

Exhibit C – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT D

***

Exhibit D – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT E

INITIAL FRESH WATER FACILITIES PLAN

Water Map

(Attached.)

***

Exhibit E – Page 1

Water Pipeline Diameters

(Attached.)

***

Exhibit E – Page 2

Waterline Appurtenances

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
ANNIE HORIZONTAL FWI TO EDDY PIT	***	***	266.845	GATE VALVE	WV	RITCHIE	CLAY
B. LEWIS TO ADRIAN	***	***	1261.48	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1118.46	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1119.07	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1219.19	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1219.38	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1262.01	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1261.74	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1249.67	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1263.45	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1268.09	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	977.48	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1273.7	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1244.8	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1238.2	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1246.64	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1212.04	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1201.65	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1251.79	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1226.3	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1263.37	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1317.52	AIR RELIEF	WV	DODDRIDGE	WEST UNION
B. LEWIS TO ADRIAN	***	***	1291.93	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1117.22	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1261.06	GATE VALVE	WV	DODDRIDGE	NEW MILTON
B. LEWIS TO ADRIAN	***	***	1218.78	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BARNESVILLE WATERLINE	***	***	1234.29	GATE VALVE	OH	BELMONT	SOMERSET

Exhibit E – Page 3

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
BARNESVILLE WATERLINE	***	***	1295.54	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1326.53	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1209.98	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1208.79	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1231.04	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1245.82	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1225.93	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1230.82	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1238.12	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1215.48	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1196.29	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1229.26	GATE VALVE	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1227.65	GATE VALVE	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1267.08	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1211.01	AIR RELIEF	OH	BELMONT	SOMERSET
BARNESVILLE WATERLINE	***	***	1211.74	AIR RELIEF	OH	BELMONT	SOMERSET

Exhibit E – Page 4

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
BARNESVILLE WATERLINE	***	***	1246.06	AIR RELIEF	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1049.19	AIR RELIEF	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1153.8	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1151.73	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1153.36	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1044.34	AIR RELIEF	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1181.44	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1179.3	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1180.46	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1184.89	AIR RELIEF	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1060.15	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1042.22	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	975.358	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1173.73	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1219.95	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1257.56	AIR RELIEF	OH	MONROE	MALAGA

Exhibit E – Page 5

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
BARNESVILLE WATERLINE	***	***	1259.93	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1256.98	GATE VALVE	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1258.25	GATE VALVE	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1258.39	GATE VALVE	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1119.78	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1242.59	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1019.83	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1020.47	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1019.53	GATE VALVE	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1099.89	AIR RELIEF	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1101.29	AIR RELIEF	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1137.36	AIR RELIEF	OH	MONROE	SENECA
BARNESVILLE WATERLINE	***	***	1130.1	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1068.93	AIR RELIEF	OH	MONROE	MALAGA
BARNESVILLE WATERLINE	***	***	1164.62	AIR RELIEF	OH	MONROE	MALAGA
BATESVILLE LATERAL WATERLINE	***	***	1161.18	AIR RELIEF	OH	NOBLE	BEAVER

Exhibit E – Page 6

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
BATESVILLE LATERAL WATERLINE	***	***	1122.31	AIR RELIEF	OH	NOBLE	WAYNE
BEE LEWIS RISER TO BEE LEWIS FWI	***	***	905.24	GATE VALVE	WV	DODDRIDGE	WEST UNION
BEE LEWIS RISER TO BEE LEWIS FWI	***	***	904.94	GATE VALVE	WV	DODDRIDGE	WEST UNION
BEE LEWIS RISER TO BEE LEWIS FWI	***	***	905.22	GATE VALVE	WV	DODDRIDGE	WEST UNION
BONNELL TO COASTAL	***	***	1065.91	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BONNELL TO COASTAL	***	***	1065.63	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BONNELL TO COASTAL	***	***	1066.01	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BONNELL TO COASTAL	***	***	1066.68	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BONNELL TO COASTAL	***	***	1069.18	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BONNELL TO SWISHER	***	***	991.48	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
BONNELL TO SWISHER	***	***	1114.1	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
BONNELL TO SWISHER	***	***	1065.79	BALL VALVE	WV	DODDRIDGE	NEW MILTON
BONNELL TO SWISHER	***	***	1166.22	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
BONNELL TO SWISHER	***	***	1187.34	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
BONNELL TO SWISHER	***	***	876.82	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BONNELL TO SWISHER	***	***	876.91	GATE VALVE	WV	DODDRIDGE	NEW MILTON
BOWYER TO CAYNOR	***	***	1353.45	AIR RELIEF	WV	HARRISON	UNION
BOWYER TO CAYNOR	***	***	1282.04	AIR RELIEF	WV	HARRISON	UNION
BOWYER TO CAYNOR	***	***	1286.86	GATE VALVE	WV	HARRISON	UNION
BOWYER/CAYNOR TEE TO BENNETT TA*	***	***	1329.24	AIR RELIEF	WV	HARRISON	UNION
BOWYER/CAYNOR TEE TO BENNETT TA*	***	***	1237.27	GATE VALVE	WV	HARRISON	UNION
CANTON LOOP AROUND	***	***	1333.1	GATE VALVE	WV	DODDRIDGE	WEST UNION
CANTON LOOP AROUND	***	***	1332.87	GATE VALVE	WV	DODDRIDGE	WEST UNION
CANTON LOOP AROUND	***	***	1279.72	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1279.7	GATE VALVE	WV	DODDRIDGE	GRANT

Exhibit E – Page 7

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
CANTON LOOP AROUND	***	***	1279.88	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1165.79	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1338.86	AIR RELIEF	WV	DODDRIDGE	WEST UNION
CANTON LOOP AROUND	***	***	1333.19	GATE VALVE	WV	DODDRIDGE	WEST UNION
CANTON LOOP AROUND	***	***	810.841	AIR RELIEF	WV	DODDRIDGE	WEST UNION
CANTON LOOP AROUND	***	***	1218.68	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1221.27	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1219.64	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1216.27	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1219.29	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1206.7	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1165.45	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON LOOP AROUND	***	***	1370.37	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
CANTON LOOP AROUND	***	***	1320.6	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
CANTON LOOP AROUND	***	***	1221.84	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	908.417	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1258.43	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1258.6	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1088.26	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1086.35	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1256.25	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	919.755	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1163.25	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1317.17	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1317.86	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1165.15	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1164.76	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1064.99	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1067.08	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1066.97	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1084.74	GATE VALVE	WV	DODDRIDGE	GRANT

Exhibit E – Page 8

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
CANTON NORTH-SOUTH	***	***	1314.82	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1324.1	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1142.75	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1138.38	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1316.11	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1227.41	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1210.24	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1371.01	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1134.38	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1132.28	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1279.65	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1265.03	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	1312.7	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	780.537	GATE VALVE	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	782.778	AIR RELIEF	WV	DODDRIDGE	GRANT
CANTON NORTH-SOUTH	***	***	733.415	GATE VALVE	WV	TYLER	MCELROY
CANTON NORTH-SOUTH	***	***	736.109	GATE VALVE	WV	TYLER	MCELROY
CANTON NORTH-SOUTH	***	***	735.848	GATE VALVE	WV	TYLER	MCELROY
Carpenter Lateral	***	***	1178.97	AIR RELIEF	OH	MONROE	SENECA
Carpenter Lateral	***	***	1178.97	AIR RELIEF	OH	MONROE	SENECA
Carpenter Lateral	***	***	1206.61	AIR RELIEF	OH	MONROE	SENECA
CYNTHIA TO SMIERCIAK	***	***	299.572	GATE VALVE	OH	NOBLE	SENECA
CYNTHIA TO SMIERCIAK	***	***	308.708	GATE VALVE	OH	NOBLE	SENECA
CYNTHIA TO SMIERCIAK	***	***	308.684	GATE VALVE	OH	NOBLE	SENECA
DAVIS WD TO ANNIE PAD	***	***	277.057	GATE VALVE	WV	RITCHIE	CLAY
DAVIS WD TO ANNIE PAD	***	***	277.176	GATE VALVE	WV	RITCHIE	CLAY
DAVIS WD TO ANNIE PAD	***	***	281.065	AIR RELIEF	WV	RITCHIE	CLAY

Exhibit E – Page 9

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
DAVIS/ANNIE TO ANNIE HZ FWI	***	***	280.145	AIR RELIEF	WV	RITCHIE	CLAY
DAVIS/ANNIE TO ANNIE HZ FWI	***	***	277.25	GATE VALVE	WV	RITCHIE	CLAY
EAST LAW TO CYNTHIA	***	***	298.221	GATE VALVE	OH	NOBLE	SENECA
EAST LAW TO CYNTHIA	***	***	322.598	AIR RELIEF	OH	NOBLE	SENECA
EAST LAW TO MYRON	***	***	298.299	GATE VALVE	OH	NOBLE	SENECA
EAST LAW TO MYRON	***	***	298.01	GATE VALVE	OH	NOBLE	SENECA
EAST LAW TO MYRON	***	***	297.786	AIR RELIEF	OH	NOBLE	SENECA
EDWIN RISER TO EDWIN TANK PAD	***	***	328.574	GATE VALVE	WV	RITCHIE	CLAY
EDWIN RISER TO EDWIN TANK PAD	***	***	325.045	GATE VALVE	WV	RITCHIE	CLAY
ERVIN WATERLINE	***	***	1043.55	GATE VALVE	OH	MONROE	SENECA
ERVIN WATERLINE	***	***	1045.65	GATE VALVE	OH	MONROE	SENECA
ERVIN WATERLINE	***	***	1046.61	GATE VALVE	OH	MONROE	SENECA
ERVIN WATERLINE	***	***	1027.67	BALL VALVE	OH	MONROE	SENECA
ERVIN WATERLINE	***	***	1026.43	BALL VALVE	OH	MONROE	SENECA
ERVIN WATERLINE	***	***	1089.19	BUTTERFLY VALVE	OH	MONROE	SENECA
ERVIN WATERLINE	***	***	1030.13	BALL VALVE	OH	MONROE	SENECA
ERVIN WATERLINE	***	***	1175.79	AIR RELIEF	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	888.9	GATE VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	893.04	GATE VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	890.25	GATE VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	951.92	GATE VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	952.64	GATE VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	953.59	GATE VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	954.46	GATE VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	1133.92	AIR RELIEF	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	1123.14	AIR RELIEF	OH	NOBLE	BEAVER

Exhibit E – Page 10

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
ERVIN WATERLINE	***	***	1116.28	AIR RELIEF	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	1169.1	BUTTERFLY VALVE	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	1154.61	AIR RELIEF	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	1155.22	AIR RELIEF	OH	NOBLE	BEAVER
ERVIN WATERLINE	***	***	1147.08	AIR RELIEF	OH	NOBLE	BEAVER
FOREMAN FWI TO HUGHES PAD	***	***	372.389	GATE VALVE	WV	DODDRIDGE	GREENBRIER
FOREMAN RISER TO FOREMAN FWI	***	***	377.417	GATE VALVE	WV	DODDRIDGE	GREENBRIER
GRIMM TO JOHN CAMPBELL	***	***	1057.49	AIR RELIEF	WV	RITCHIE	UNION
GRIMM TO JOHN CAMPBELL	***	***	948.15	GATE VALVE	WV	RITCHIE	UNION
GRIMM TO JOHN CAMPBELL	***	***	948.6	GATE VALVE	WV	RITCHIE	UNION
GRIMM TO JOHN CAMPBELL	***	***	948.53	GATE VALVE	WV	RITCHIE	UNION
GRIMM TO JOHN CAMPBELL	***	***	992.37	AIR RELIEF	WV	RITCHIE	UNION
GRIMM TO JOHN CAMPBELL	***	***	1034.09	GATE VALVE	WV	RITCHIE	UNION
HARSHBARGER N&S FWI TO NESS	***	***	1014.73	GATE VALVE	WV	RITCHIE	UNION
HARSHBARGER N&S FWI TO NESS	***	***	1035.68	GATE VALVE	WV	RITCHIE	UNION
HARSHBARGER N&S FWI TO NESS	***	***	1035.83	BALL VALVE	WV	RITCHIE	UNION
HARSHBARGER N&S FWI TO NESS	***	***	1035.45	GATE VALVE	WV	RITCHIE	UNION
HARSHBARGER N&S FWI TO NESS	***	***	1029.57	GATE VALVE	WV	RITCHIE	UNION

Exhibit E – Page 11

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
HARSHBARGER N&S FWI TO NESS	***	***	1029	GATE VALVE	WV	RITCHIE	UNION
HARSHBARGER N&S FWI TO NESS	***	***	1029.9	GATE VALVE	WV	RITCHIE	UNION
HARTLEY RISER TO TIE IN	***	***	255.318	GATE VALVE	WV	TYLER	MEADE
HARTLEY RISER TO TIE IN	***	***	198.918	GATE VALVE	WV	TYLER	MEADE
HARTLEY RISER TO TIE IN	***	***	198.86	GATE VALVE	WV	TYLER	MEADE
HARTLEY RISER TO TIE IN	***	***	198.941	GATE VALVE	WV	TYLER	MEADE
HARTLEY RISER TO TIE IN	***	***	198.995	GATE VALVE	WV	TYLER	MEADE
HARTLEY RISER TO TIE IN	***	***	198.894	GATE VALVE	WV	TYLER	MEADE
HARTLEY RISER TO TIE IN	***	***	198.991	GATE VALVE	WV	TYLER	MEADE
HILL LATERAL WATERLINE	***	***	925.26	AIR RELIEF	OH	NOBLE	SENECA
HILL LATERAL WATERLINE	***	***	1010.43	AIR RELIEF	OH	NOBLE	SENECA
HINTER HEIRS RISER TO HINTER HE*	***	***	1099.99	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1094.88	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1100.25	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1100.2	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1100.28	GATE VALVE	WV	DODDRIDGE	NEW MILTON

Exhibit E – Page 12

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
HINTER HEIRS RISER TO HINTER HE*	***	***	1100.27	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1099.95	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1074.52	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1074.85	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1102.06	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HINTER HEIRS RISER TO HINTER HE*	***	***	1101.8	GATE VALVE	WV	DODDRIDGE	NEW MILTON
HURST TO BOWYER	***	***	1253.77	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1253.24	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1253.82	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1252.96	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1253.55	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1253.89	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1045.44	AIR RELIEF	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1408.61	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1045.28	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1051.55	AIR RELIEF	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1286.88	GATE VALVE	WV	HARRISON	UNION
HURST TO BOWYER	***	***	1286.41	GATE VALVE	WV	HARRISON	UNION
HURST/BOWYER TO QUINN FWI	***	***	1332.66	GATE VALVE	WV	HARRISON	UNION
HURST/BOWYER TO QUINN FWI	***	***	1331.74	GATE VALVE	WV	HARRISON	UNION
HURST/BOWYER TO QUINN FWI	***	***	1391.83	GATE VALVE	WV	HARRISON	UNION
J DAVIS RISER TO VOUGT	***	***	987.54	GATE VALVE	WV	DODDRIDGE	CENTRAL

Exhibit E – Page 13

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
J DAVIS RISER TO VOUGT	***	***	1014.36	AIR RELIEF	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	872.39	AIR RELIEF	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	914.33	AIR RELIEF	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	1103.1	AIR RELIEF	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	1159.1	AIR RELIEF	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	1099.59	BALL VALVE	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	1184.68	AIR RELIEF	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	1008.71	GATE VALVE	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	1105.64	GATE VALVE	WV	DODDRIDGE	CENTRAL
J DAVIS RISER TO VOUGT	***	***	1105.9	GATE VALVE	WV	DODDRIDGE	CENTRAL
LANGFORD	***	***	961.999	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1052.94	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1155.85	AIR RELIEF	WV	RITCHIE	UNION
LANGFORD	***	***	1052.94	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1052.94	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1112.55	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1119.27	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1082.88	AIR RELIEF	WV	RITCHIE	UNION
LANGFORD	***	***	1178.9	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1176.8	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1177.87	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	962.177	GATE VALVE	WV	RITCHIE	UNION

Exhibit E – Page 14

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
LANGFORD	***	***	959.304	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1123.95	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1128.05	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1127.75	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1130.06	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1130.1	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1130.79	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1114.52	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1114.53	GATE VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1112.02	BALL VALVE	WV	RITCHIE	UNION
LANGFORD	***	***	1121.47	GATE VALVE	WV	RITCHIE	UNION
MARKWEST TO NIMORWICZ	***	***	1197.94	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARKWEST TO NIMORWICZ	***	***	1315.3	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
MARKWEST TO NIMORWICZ	***	***	1197.71	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARKWEST TO NIMORWICZ	***	***	1299.9	GATE VALVE	WV	HARRISON	TENMILE
MARKWEST TO NIMORWICZ	***	***	1299.58	GATE VALVE	WV	HARRISON	TENMILE
MARKWEST TO NIMORWICZ	***	***	1392.42	AIR RELIEF	WV	HARRISON	TENMILE
MARKWEST TO NIMORWICZ	***	***	1296.97	GATE VALVE	WV	HARRISON	TENMILE
MARSDEN FWI TO MARSDEN WELL PAD	***	***	980.57	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSDEN FWI TO MARSDEN WELL PAD	***	***	952.45	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSDEN FWI TO MARSDEN WELL PAD	***	***	954.51	GATE VALVE	WV	DODDRIDGE	GREENBRIER

Exhibit E – Page 15

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
MARSDEN RISER TO MARSDEN FWI	***	***	918.96	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSDEN RISER TO MARSDEN FWI	***	***	1273.78	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSDEN RISER TO MARSDEN FWI	***	***	1273.36	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSDEN RISER TO MARSDEN FWI	***	***	1273.75	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSDEN RISER TO MARSDEN FWI	***	***	951.01	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSDEN RISER TO MARSDEN FWI	***	***	951.16	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	1228.29	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	1310.42	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	1284.65	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	952.74	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	953.17	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	952.78	BUTTERFLY VALVE	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	952.94	BALL VALVE	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	952.68	GATE VALVE	WV	DODDRIDGE	GREENBRIER
MARSEDN FWI TO PLAUGHER NORTH	***	***	1343.81	GATE VALVE	WV	DODDRIDGE	GREENBRIER
McGILL RISER TO McGILL PIT	***	***	1058.62	BUTTERFLY VALVE	WV	DODDRIDGE	CENTRAL

Exhibit E – Page 16

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
MIC @ WEESE TO PIERPOINT FWI	***	***	919.23	AIR RELIEF	WV	TYLER	CENTERVILLE
MIC @ WEESE TO PIERPOINT FWI	***	***	593.62	GATE VALVE	WV	TYLER	ELLSWORTH
MIC @ WEESE TO PIERPOINT FWI	***	***	1091.32	GATE VALVE	WV	TYLER	ELLSWORTH
MIC @ WEESE TO PIERPOINT FWI	***	***	1143.71	AIR RELIEF	WV	TYLER	ELLSWORTH
MIC @ WEESE TO PIERPOINT FWI	***	***	1101.81	AIR RELIEF	WV	TYLER	CENTERVILLE
MIDPOINT TO RICHARD GARRY	***	***	1202.95	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1199.68	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1204.08	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1203.97	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1398.01	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1395.72	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1169.17	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1169.78	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1223.51	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1473.8	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1204.5	GATE VALVE	WV	DODDRIDGE	NEW MILTON

Exhibit E – Page 17

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
MIDPOINT TO RICHARD GARRY	***	***	1221.41	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1225.75	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1169.37	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1397.37	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1206.66	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MIDPOINT TO RICHARD GARRY	***	***	1180.82	GATE VALVE	WV	DODDRIDGE	NEW MILTON
MILEY INTERCHANGE TO WAYNE INTERCHANGE WATERLINE	***	***	1065.1	BUTTERFLY VALVE	OH	NOBLE	SENECA
MILEY INTERCHANGE TO WAYNE INTERCHANGE WATERLINE	***	***	1150.53	AIR RELIEF	OH	NOBLE	SENECA
MILEY INTERCHANGE TO WAYNE INTERCHANGE WATERLINE	***	***	1103.63	VALVE	OH	NOBLE	SENECA
MONROE	***	***	345.541	GATE VALVE	OH	MONROE	SENECA
MONROE	***	***	345.456	GATE VALVE	OH	MONROE	SENECA
MONROE	***	***	345.26	BALL VALVE	OH	MONROE	SENECA
MONROE	***	***	348.587	GATE VALVE	OH	MONROE	SENECA
MOORE TO NASH	***	***	1274.95	GATE VALVE	WV	DODDRIDGE	WEST UNION
MOUNTAIN	***	***	1161.43	AIR RELIEF	WV	DODDRIDGE
MOUNTAIN	***	***	1172.28	AIR RELIEF	WV	DODDRIDGE
MOUNTAIN	***	***	1155.83	GATE VALVE	WV	RITCHIE

Exhibit E – Page 18

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
MOUNTAIN	***	***	1132.45	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1225.82	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1155.28	GATE VALVE	WV	RITCHIE
MOUNTAIN	***	***	1153.25	GATE VALVE	WV	RITCHIE
MOUNTAIN	***	***	1235	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1223.29	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1293.85	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1230.58	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1200.6	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1417.27	AIR RELIEF	WV	RITCHIE
MOUNTAIN	***	***	1253.62	AIR RELIEF	WV	RITCHIE
MOUNTAIN WEST	***	***	1134.45	AIR RELIEF	WV	DODDRIDGE	WEST UNION
MOUNTAIN LAKE TO SPERRY 2	***	***	1062.85	GATE VALVE	WV	HARRISON	UNION
MOUNTAIN LAKE TO SPERRY 2	***	***	1002.49	BUTTERFLY VALVE	WV	HARRISON	UNION
MOUNTAIN LAKE TO SPERRY 2	***	***	1008.39	GATE VALVE	WV	HARRISON	UNION
MYRON LATERAL WATERLINE	***	***	1124.46	VALVE	OH	NOBLE	SENECA
MYRON LATERAL WATERLINE	***	***	1192.83	AIR RELIEF	OH	NOBLE	SENECA
MYRON LATERAL WATERLINE	***	***	1235.77	AIR RELIEF	OH	NOBLE	SENECA
MYRON LATERAL WATERLINE	***	***	1166.07	AIR RELIEF	OH	NOBLE	SENECA
MYRON LATERAL WATERLINE	***	***	1122.48	VALVE BODY	OH	NOBLE	SENECA
NIMORWICZ FWI TO HUBERT PIT	***	***	1346.61	GATE VALVE	WV	HARRISON	TENMILE
NIMORWICZ FWI TO HUBERT PIT	***	***	1460.18	GATE VALVE	WV	HARRISON	TENMILE

Exhibit E – Page 19

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
NIMORWICZ FWI TO HUBERT PIT	***	***	1461.93	GATE VALVE	WV	HARRISON	TENMILE
NIMORWICZ FWI TO HUBERT PIT	***	***	1345.39	GATE VALVE	WV	HARRISON	TENMILE
OHIO RIVER TO ANNIE	***	***	1070	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	929	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1063	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1091	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1103	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1096	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1095	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1022	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1008	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1005	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1086	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	694	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	857	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	629	BALL VALVE	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	630	BALL VALVE	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1019	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	924	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1055	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1002	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1039	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1046	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1050	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1045	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	774	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	854	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	796	AIR RELIEF	WV	PLEASANTS	UNION
OHIO RIVER TO ANNIE	***	***	1138	AIR RELIEF	WV	PLEASANTS	LAFAYETTE

Exhibit E – Page 20

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
OHIO RIVER TO ANNIE	***	***	1113	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	1089	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	1074	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	1041	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	1026	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	981	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	1000	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	960	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	966	AIR RELIEF	WV	PLEASANTS	LAFAYETTE
OHIO RIVER TO ANNIE	***	***	953	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	1235	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	1196	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	1078	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	961	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	1253	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	1116	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	1126	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	879	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	1148	AIR RELIEF	WV	RITCHIE	CLAY
OHIO RIVER TO ANNIE	***	***	612	AIR RELIEF	WV	TYLER	UNION
OHIO RIVER TO ANNIE	***	***	1013	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	1019	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	1011	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	1112	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	1188	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	997	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	1107	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	882	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	889	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	1077	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	1192	AIR RELIEF	WV	TYLER	MEADE

Exhibit E – Page 21

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
OHIO RIVER TO ANNIE	***	***	1201	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	865	AIR RELIEF	WV	TYLER	MEADE
OHIO RIVER TO ANNIE	***	***	876	AIR RELIEF	WV	TYLER	MEADE
PIERPOINT FWI TO PIERPOINT PAD	***	***	1088.29	GATE VALVE	WV	TYLER	ELLSWORTH
PIERPOINT FWI TO PIERPOINT PAD	***	***	1089.75	GATE VALVE	WV	TYLER	ELLSWORTH
PRIMM	***	***	1030.05	GATE VALVE	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1008.96	GATE VALVE	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1078.71	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1129.22	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1160.91	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1301.03	GATE VALVE	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1191.37	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1147.65	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1327.69	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1133.25	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1225.95	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1211.31	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1117.82	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1104.32	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1084.78	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1299.94	GATE VALVE	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1302.32	AIR RELIEF	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1029.4	GATE VALVE	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1030.11	GATE VALVE	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1297.51	GATE VALVE	WV	DODDRIDGE	CENTRAL
PRIMM	***	***	1175.35	GATE VALVE	WV	RITCHIE	CLAY
PRIMM	***	***	1121.77	GATE VALVE	WV	RITCHIE	CLAY
PRIMM	***	***	1054.67	AIR RELIEF	WV	RITCHIE	CLAY
PRIMM	***	***	1157.28	AIR RELIEF	WV	RITCHIE	CLAY

Exhibit E – Page 22

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
PRIMM	***	***	822.65	GATE VALVE	WV	RITCHIE	CLAY
PRIMM	***	***	827.68	AIR RELIEF	WV	RITCHIE	CLAY
PRIMM	***	***	1174.76	GATE VALVE	WV	RITCHIE	CLAY
PRIMM	***	***	1174.19	GATE VALVE	WV	RITCHIE	CLAY
PRIMM	***	***	1205.56	AIR RELIEF	WV	RITCHIE	CLAY
PRIMM RISER TO PRIMM TANK	***	***	262.334	GATE VALVE	WV	DODDRIDGE	CENTRAL
QUINN TO WASHBORNE	***	***	1329.26	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1388.87	AIR RELIEF	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1379.54	AIR RELIEF	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1398.21	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1365.13	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1384.2	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1383.57	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1383.75	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1383.64	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1383.66	GATE VALVE	WV	HARRISON	UNION
QUINN TO WASHBORNE	***	***	1382.89	GATE VALVE	WV	HARRISON	UNION
QUINN/WASHBORNE TO MYERS	***	***	1365.36	GATE VALVE	WV	HARRISON	UNION
QUINN/WASHBORNE TO MYERS	***	***	1363.04	GATE VALVE	WV	HARRISON	UNION
QUINN/WASHBORNE TO RISER	***	***	1399.18	GATE VALVE	WV	HARRISON	UNION
QUINN/WASHBORNE TO RISER	***	***	1431.91	GATE VALVE	WV	HARRISON	UNION
QUINN/WASHBORNE TO RISER	***	***	1431.96	GATE VALVE	WV	HARRISON	UNION
QUINN/WASHBORNE TO RISER	***	***	1432.43	AIR RELIEF	WV	HARRISON	UNION

Exhibit E – Page 23

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
QUINN/WASHBORNE TO RISER	***	***	1429.76	GATE VALVE	WV	HARRISON	UNION
QUINN/WASHBORNE TO RISER	***	***	1430.06	AIR RELIEF	WV	HARRISON	UNION
REED RISER TO REED TANK	***	***	1179.22	GATE VALVE	WV	DODDRIDGE	GREENBRIER
REED RISER TO REED TANK	***	***	1229.06	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
REED TANK TO REED PAD	***	***	1255.19	GATE VALVE	WV	DODDRIDGE	GREENBRIER
REUSSER LATERAL WATERLINE	***	***	1283.92	VALVE BODY	OH	MONROE	SENECA
REUSSER LATERAL WATERLINE	***	***	1284.19	VALVE BODY	OH	MONROE	SENECA
REUSSER LATERAL WATERLINE	***	***	1246.07	BALL VALVE	OH	MONROE	SENECA
REUSSER LATERAL WATERLINE	***	***	1035.9	VALVE BODY	OH	MONROE	SENECA
REUSSER LATERAL WATERLINE	***	***	1037.52	VALVE BODY	OH	MONROE	SENECA
RICH TO ROBERT	***	***	305.24	AIR RELIEF	OH	NOBLE	SENECA
RICH TO ROBERT	***	***	235.123	GATE VALVE	OH	NOBLE	SENECA
RICH TO ROBERT	***	***	235.276	GATE VALVE	OH	NOBLE	SENECA
RICH TO ROBERT	***	***	232.09	BUTTERFLY VALVE	OH	NOBLE	SENECA
RICH TO ROBERT	***	***	338.579	BUTTERFLY VALVE	OH	NOBLE	SENECA
RICHARD GARRY RISER TO RICHARD *	***	***	1090.1	GATE VALVE	WV	DODDRIDGE	NEW MILTON
RIDDY ALT OFFLOAD TO ERWIN VALL*	***	***	1140.9	BUTTERFLY VALVE	WV	DODDRIDGE	NEW MILTON

Exhibit E – Page 24

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
RIDDY ALT OFFLOAD TO ERWIN VALL*	***	***	1140.97	GATE VALVE	WV	DODDRIDGE	NEW MILTON
SALEM CITY WD TO VARNER WEST TAN	***	***	1265.29	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1286.7	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1259.09	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1391.39	GATE VALVE	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1399.61	GATE VALVE	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1451.31	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1481.72	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1479.02	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1400.33	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1403.72	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1400.29	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1409.73	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1412.43	AIR RELIEF	WV	HARRISON	TENMILE
SALEM CITY WD TO VARNER WEST TAN	***	***	1408.96	AIR RELIEF	WV	HARRISON	TENMILE
SCHULTZ WATERLINE	***	***	1123.31	GATE VALVE	OH	NOBLE	WAYNE
SCHULTZ WATERLINE	***	***	1143.56	GATE VALVE	OH	NOBLE	BEAVER

Exhibit E – Page 25

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
SCHULTZ WATERLINE	***	***	1157.37	GATE VALVE	OH	NOBLE	BEAVER
SCHULTZ WATERLINE	***	***	1158.34	GATE VALVE	OH	NOBLE	BEAVER
SENECA LAKE	***	***	310.073	GATE VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	310.429	BUTTERFLY VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	315.819	AIR RELIEF	OH	NOBLE	SENECA
SENECA LAKE	***	***	306.982	GATE VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	310.788	GATE VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	309.563	GATE VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	305.435	GATE VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	315.512	AIR RELIEF	OH	NOBLE	SENECA
SENECA LAKE	***	***	314.719	AIR RELIEF	OH	NOBLE	SENECA
SENECA LAKE	***	***	308.349	AIR RELIEF	OH	NOBLE	SENECA
SENECA LAKE	***	***	220.755	GATE VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	220.916	BALL VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	222.807	BUTTERFLY VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	222.555	GATE VALVE	OH	NOBLE	SENECA
SENECA LAKE	***	***	222.581	GATE VALVE	OH	NOBLE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1089.28	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1091.19	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	867.583	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	869.894	VALVE BODY	OH	MONROE	SENECA

Exhibit E – Page 26

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	868.278	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1088.82	VALVE SHUT OFF	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1089.25	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1091.21	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1089.4	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1089.26	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1089.27	VALVE BODY	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1088.54	VALVE SHUT OFF	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1088.67	VALVE SHUT OFF	OH	MONROE	SENECA
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1088.77	VALVE SHUT OFF	OH	MONROE	SENECA

Exhibit E – Page 27

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
SENECA TEE TO RUBLE INTERCHANGE WATERLINE	***	***	1089.19	VALVE BODY	OH	MONROE	SENECA
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1015.77	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1016.26	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1016.45	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1016.33	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1010.5	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1010.6	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1010.67	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1018.21	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1017.99	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1025.86	AIR RELIEF	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1034.43	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1029.06	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1031.38	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	1028.55	GATE VALVE	WV	RITCHIE	UNION

Exhibit E – Page 28

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	997.44	AIR RELIEF	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	691.97	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	691.46	GATE VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	691.54	BALL VALVE	WV	RITCHIE	UNION
SOUTH FORK OF HUGHES @ KNIGHT T*	***	***	691.62	BALL VALVE	WV	RITCHIE	UNION
STEWART TANK PAD TO STEWART RIS*	***	***	1241.45	GATE VALVE	WV	DODDRIDGE	NEW MILTON
STEWART TANK PAD TO STEWART RIS*	***	***	1198.15	GATE VALVE	WV	DODDRIDGE	NEW MILTON
STEWART TANK PAD TO STEWART RIS*	***	***	1198.37	GATE VALVE	WV	DODDRIDGE	NEW MILTON
STEWART TANK PAD TO STEWART RIS*	***	***	1198.75	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TICHENAL TO CORDER EAST	***	***	1297.07	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	991.42	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	991.42	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1147.03	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1152.26	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1420.9	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1418.85	GATE VALVE	WV	DODDRIDGE	UNION

Exhibit E – Page 29

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
TICHENAL TO CORDER EAST	***	***	1247.43	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1243.17	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1299.04	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1298.53	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1311.02	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1294.57	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1324.08	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1292.56	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1292.59	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1282.31	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1537.36	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1534.37	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1534.47	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1266.6	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1268.84	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1198.57	GATE VALVE	WV	DODDRIDGE	GREENBRIER

Exhibit E – Page 30

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
TICHENAL TO CORDER EAST	***	***	1450.07	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1450.96	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1409.57	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1409.57	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1383.63	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1381.48	GATE VALVE	WV	DODDRIDGE	UNION
TICHENAL TO CORDER EAST	***	***	1358.18	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1244.37	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1336.97	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TICHENAL TO CORDER EAST	***	***	1319.36	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1316.12	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1287.33	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1358.93	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1353.92	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1361.94	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TICHENAL TO CORDER EAST	***	***	1355.84	GATE VALVE	WV	DODDRIDGE	NEW MILTON

Exhibit E – Page 31

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
TICHENAL TO CORDER EAST	***	***	1223.52	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TICHENAL TO CORDER EAST	***	***	1379.49	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TICHENAL TO CORDER EAST	***	***	1316.15	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TICHENAL TO CORDER EAST	***	***	1353.99	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1168.28	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	991.42	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1342	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TICHENAL TO CORDER EAST	***	***	1532.47	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1267.63	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1258.79	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1403.72	AIR RELIEF	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1290.78	GATE VALVE	WV	DODDRIDGE	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1281.6	GATE VALVE	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1384.43	AIR RELIEF	WV	HARRISON	GREENBRIER
TICHENAL TO CORDER EAST	***	***	1425.89	AIR RELIEF	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1373.15	AIR RELIEF	WV	HARRISON	UNION

Exhibit E – Page 32

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
TICHENAL TO CORDER EAST	***	***	1449.79	AIR RELIEF	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1375.01	AIR RELIEF	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1477	AIR RELIEF	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1445.48	AIR RELIEF	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1503.11	AIR RELIEF	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1280	GATE VALVE	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1377.31	AIR RELIEF	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1418.08	GATE VALVE	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1409.57	GATE VALVE	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1381.48	GATE VALVE	WV	HARRISON	UNION
TICHENAL TO CORDER EAST	***	***	1450.96	GATE VALVE	WV	HARRISON	UNION
TOMS FORK WATERLINE	***	***	1224.27	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1214.83	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1198.31	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1210.83	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1255.44	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1233.7	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1232.98	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1232.99	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1163.63	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1240.71	AIR RELIEF	WV	DODDRIDGE	NEW MILTON

Exhibit E – Page 33

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
TOMS FORK WATERLINE	***	***	1158.52	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1312.02	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1216.91	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1214.49	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1258.89	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1198.24	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1197.54	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1248.77	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1271.4	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1224.43	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1224.43	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1224.27	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1248.35	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1272.37	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1346.79	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1256.01	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1255.41	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1293.66	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1300.73	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1210.7	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1211.23	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1144.2	GATE VALVE	WV	DODDRIDGE	NEW MILTON
TOMS FORK WATERLINE	***	***	1236.13	AIR RELIEF	WV	DODDRIDGE	NEW MILTON
TRUCK TO JUSTICE	***	***	258.11	GATE VALVE	OH	NOBLE	SENECA
TRUCK TO JUSTICE	***	***	258.14	GATE VALVE	OH	NOBLE	SENECA
TRUCK TO JUSTICE	***	***	258.168	GATE VALVE	OH	NOBLE	SENECA
URBAN RISER TO URBAN TANK PAD	***	***	346.662	BUTTERFLY VALVE	OH	MONROE	SENECA
URBAN RISER TO URBAN TANK PAD	***	***	346.527	GATE VALVE	OH	MONROE	SENECA

Exhibit E – Page 34

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
URBAN TANK PAD TO URBAN WELL PAD	***	***	347.27	GATE VALVE	OH	MONROE	SENECA
VARNER WEST TANK PAD	***	***	1393.51	GATE VALVE	WV	HARRISON	TENMILE
VARNER WEST TANK PAD TO HUBERT P	***	***	1462.23	GATE VALVE	WV	HARRISON	TENMILE
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	1127.31	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	1127.22	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	914.96	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	914.13	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	1062.29	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	948.71	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	948	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	948.73	VALVE	OH	NOBLE	SENECA

Exhibit E – Page 35

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	948	VALVE	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	1186.58	AIR RELIEF	OH	NOBLE	SENECA
WAYNE INTERCHANGE TO SENECA TEE WATERLINE	***	***	1061.74	BUTTERFLY VALVE	OH	NOBLE	SENECA
WAYNE LATERAL WATERLINE	***	***	1138.4	AIR RELIEF	OH	NOBLE	SENECA
WEST FORK	***	***	1415.18	AIR RELIEF	WV	HARRISON	UNION
WEST FORK	***	***	1365.96	AIR RELIEF	WV	HARRISON	UNION
WEST FORK	***	***	1339.2	AIR RELIEF	WV	HARRISON	UNION
WEST FORK	***	***	1518.6	AIR RELIEF	WV	HARRISON	UNION
WEST FORK	***	***	1436.77	AIR RELIEF	WV	HARRISON	UNION
WEST FORK	***	***	1491.78	AIR RELIEF	WV	HARRISON	UNION
WEST UNION LATERAL	***	***	1232.28	AIR RELIEF	WV	DODDRIDGE
WEST UNION LATERAL	***	***	953.252	AIR RELIEF	WV	DODDRIDGE
WEST UNION LATERAL	***	***	1237.42	AIR RELIEF	WV	DODDRIDGE
WEST UNION LATERAL	***	***	1233.63	AIR RELIEF	WV	DODDRIDGE
WEST UNION LATERAL	***	***	1425.71	AIR RELIEF	WV	DODDRIDGE
WHITEHAIR RISER TO WHITEHAIR	***	***	1062.13	GATE VALVE	WV	DODDRIDGE	NEW MILTON
WHITEHAIR RISER TO WHITEHAIR	***	***	1061.33	GATE VALVE	WV	DODDRIDGE	NEW MILTON
WHITEHAIR RISER TO WHITEHAIR	***	***	1061.36	GATE VALVE	WV	DODDRIDGE	NEW MILTON
WHITEHAIR RISER TO WHITEHAIR	***	***	1141.94	GATE VALVE	WV	DODDRIDGE	WEST UNION
WHITEHAIR RISER TO WHITEHAIR	***	***	1142.07	GATE VALVE	WV	DODDRIDGE	WEST UNION

Exhibit E – Page 36

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
WHITEHAIR TO BONNELL	***	***	1066.61	GATE VALVE	WV	DODDRIDGE	NEW MILTON
WHITEHAIR TO BONNELL	***	***	1067.02	GATE VALVE	WV	DODDRIDGE	NEW MILTON
WHITEHAIR TO BONNELL	***	***	1065.68	BALL VALVE	WV	DODDRIDGE	NEW MILTON
WHITEHAIR TO BONNELL	***	***	1065.24	BALL VALVE	WV	DODDRIDGE	NEW MILTON
WHITEHAIR TO BONNELL	***	***	1064.97	GATE VALVE	WV	DODDRIDGE	NEW MILTON
WILLS CREEK WATERLINE	***	***	972.43	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	973.22	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	972.4	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	969.16	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	969.36	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	895.3	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	895.87	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	895.16	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	892.16	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	891.93	AIR RELIEF	OH	GUERNSEY	RICHLAND
WILLS CREEK WATERLINE	***	***	927.45	VALVE	OH	NOBLE	WAYNE

Exhibit E – Page 37

WATERLINE	LAT	LONG	ELEVATION	FACILITIES	STATE	COUNTY	TWP_DIST
WILLS CREEK WATERLINE	***	***	927.37	VALVE	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	922.55	AIR RELIEF	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	901.59	AIR RELIEF	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	905.42	VALVE	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	904.95	VALVE	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	893.87	AIR RELIEF	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	897.75	AIR RELIEF	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	897.9	AIR RELIEF	OH	NOBLE	WAYNE
WILLS CREEK WATERLINE	***	***	872.23	AIR RELIEF	OH	NOBLE	WAYNE
WILSON WATERLINE	***	***	867.995	VALVE	OH	MONROE	SENECA

Exhibit E – Page 38

Surface Line Launcher Receivers

	Location	Launcher/ Receiver
1	Godwin Yard	5
2	Charlene	1
3	Annie	1
4	Bee Lewis	1
5	Walnut West	2
6	McGill	1
7	John Richards	1
8	Bonnel	1
9	Harshberger	1
10	Nimorwicz	1
11	Salem	1
12	Hubert	1
13	Lemley	1
14	Foreman	1
15	Heflin	1
16	Plaugher	1

Exhibit E – Page 39

Pumps

Location	Manufacturer	Model	Type	Pump	Motor	Max Horsepower	Owned	State	County
Bens Run	Flowserve1	10EHL-8	Electric	Vertical Turbine	GE L449VP	400	Yes	WV	Tyler
	Flowserve2	10EHL-8	Electric	Vertical Turbine	GE L449VP	400	Yes	WV	Tyler
	Flowserve3	10EHL-8	Electric	Vertical Turbine	GE L449VP	400	Yes	WV	Tyler
	Flowserve4	10EHL-8	Electric	Vertical Turbine	GE L449VP	400	Yes	WV	Tyler
Annie	Gorman Rupp	VGH6E-B	Electric	Centrifugal	Gorman Rupp	250	Yes	WV	Ritchie
	Gorman Rupp	VGH6E-B	Electric	Centrifugal	Gorman Rupp	250	Yes	WV	Ritchie
Barnesville Pumphouse	Flowserve	12emm-4stage	Electric	Vertical turbine	Vertical Hollow Shaft Motor: 75 HP, 1800 RPM, 460/3/60	75	Yes	OH	Belmont
	Flowserve	12emm-4stage	Electric	Vertical turbine	Vertical Hollow Shaft Motor: 75 HP, 1800 RPM, 460/3/60	75	Yes	OH	Belmont
	Flowserve	12emm-4stage	Electric	Vertical turbine	Vertical Hollow Shaft Motor: 75 HP, 1800 RPM, 460/3/60	75	Yes	OH	Belmont
West Fork	Goulds	DI=73414	Electric	Vertical Turbine	US Motors Type: RUE	700	Yes	WV	Harrison
	Goulds	DI=73414	Electric	Vertical Turbine	US Motors Type: RUE	700	Yes	WV	Harrison

Exhibit E – Page 40

Tanks

RENT OR OWN	TANK SERIAL NO.	TANK SIZE	STATE / COUNTY	CURRENT LOCATION
OWN	593920	22,000 BBL	OH	JR Byler
OWN	595012	22,000 BBL	WV	BOWYER PAD
OWN	611562	22,000 BBL	WV	Susie Jane
OWN	645951	22,000 BBL	WV	Fritz
OWN	646590	22,000 BBL	OH	Walnut West
OWN	652924	22,000 BBL	WV	Wagner
OWN		22,000 BBL	OH	Bond
OWN		22,000 BBL	OH	Urban
OWN		22,000 BBL	OH	Roe
OWN		12,000 BBL	WV	Salem Withdrawal
OWN	607694	10,000 BBL	OH	Melvin
OWN	622888	10,000 BBL	WV	Charlene
OWN	633070	10,000 BBL	WV	Trent
OWN	622906	10,000 BBL	WV	Primm
OWN	640203	10,000 BBL	WV	Pennington South
OWN	635733	10,000 BBL	OH	Loraditch
OWN	585771	40,000 BBL	WV	Dotson Holland
OWN	581557	40,000 BBL	OH	Farnsworth

Exhibit E – Page 41

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT F

FORM OF CONNECTION NOTICE

[Insert date]

Antero Water LLC and Antero Treatment LLC

1615 Wynkoop Street

Denver, Colorado 80202

Re:       First Amended and Restated Water Services Agreement dated effective as of September 24, 2015, by and among Antero Resources Corporation, Antero Water LLC and Antero Treatment LLC (the “Amended Water Services Agreement”)

Ladies and Gentlemen:

This is a Connection Notice for purposes of the Amended Water Services Agreement. Capitalized terms used but not defined in this Connection Notice have the meanings given such terms in the Amended Water Services Agreement.

Antero Water is hereby notified that Producer is planning to drill, complete, and hydraulically fracture the Planned Wells at the Planned Well Pads by the Target Commencement Dates, in each case as set forth below and will require the volumes of Fresh Water stated below to be made available at the Fresh Water Delivery Points located at such Planned Well Pads for the number of days after the Target Commencement Date as set forth below:

Planned Well	Planned Well Pad	Target Commencement Date	Fresh Water Delivery Rate (BPM)

Very truly yours,

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

Exhibit F – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT G

DEEMED CONNECTION NOTICES

Utica

Well Pad	Target Commencement Date
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Marcellus

Well Pad	Target Commencement Date
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Exhibit G – Page 1

Well Pad	Target Commencement Date
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Exhibit G – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT H

COST OF SERVICE FEE

The Monthly Cost of Service Fee for each Contract Year shall be calculated separately for each CS Facility. The Cost of Service Fees for each CS Facility are then summed to result in the total Cost of Service Fee payable for each Month in the Contract Year. The Monthly Cost of Service Fee for each Contract Year for each CS Facility is determined as follows:

Monthly Capex Fee + Monthly O&M Fee = Monthly Cost of Service Fee.

The “Monthly Capex Fee” for each CS Facility is an amount equal to the product of the amount that, if paid to Antero Water with respect to each Month remaining in the Recovery Term for such CS Facility, when taken together with all Prior Capex Fees paid to Antero Water for such CS Facility, would result in Antero Water recovering Producer’s share of all capital expenditures for such CS Facility over a period of 84 Months commencing with the placement in service of such CS Facility (the “Recovery Term”), with a return on capital invested of 13% per annum. “Prior Capex Fees” means, with respect to any Contract Year and any CS Facility, the aggregate of the Monthly Capex Fees with respect to such CS Facility paid in all prior Contract Years. For purposes of determining the Monthly Capex Fee for any Contract Year, “Producer’s share” of the relevant capital expenditures is Producer’s Throughput Percentage for the Recovery Term, determined using actual throughput where historical throughput volumes are available and estimated throughput volumes for future periods.

The “Monthly O&M Fee” for any Contract Year is an amount equal to:

(i)         the sum of:

(a)        (1) the operations and maintenance costs and expenses, including the costs and expenses of repairs and replacements in kind, that Antero Water estimates it will incur with respect to the CS Facility during the Contract Year multiplied by (2) Antero Water’s estimate of Producer’s Throughput Percentage for such Contract Year; plus

(b)        the O&M True Up Amount, if any,

(ii)       divided by 12.

The “O&M True Up Amount” means, with respect to any Contract Year and any CS Facility,

(i)         the positive or negative difference resulting from the following calculation:

(a)        the product of (x) the actual operations and maintenance costs and expenses, including the costs and expenses of repairs and replacements in kind, incurred by Antero Water in the immediately prior Contract Year with

Exhibit H – Page 1

respect to such CS Facility multiplied by (y) Producer’s actual Throughput Percentage for such Contract year;

Minus

(b)        the sum of the aggregate Monthly O&M Fees paid to Antero Water with respect to such CS Facility with respect to the immediately prior Contract Year,

(ii)       plus 13% per annum.

The Monthly O&M Fee includes Antero Water’s reasonable allocation to the CS Facility of Antero Water’s overhead and general and administrative expenses together with taxes payable by Antero Water with respect to the CS Facility or the Fluid Handling Services performed in connection with the CS Facility (but excluding in any event Antero Water’s income taxes), to the extent not otherwise paid or reimbursed by Producer pursuant to this Agreement.

The “Throughput Percentage” for any CS Facility for any period is a fraction the numerator of which is the total volumes of Fresh Water and/or Waste Water, as applicable, put through such CS Facility under this Agreement during such period and the denominator is the total volumes of Fresh Water and or Waste Water, as applicable, put through such CS Facility (including third party volumes) during such period.

Exhibit H – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT I

ASSUMED SUBCONTRACTS

1.         Produced Water Disposal Agreement, between Antero Resources Corporation (“ARC”) and GreenHunter Water, LLC, dated as of April 8, 2015.

2.         Produced Water Treatment Services Agreement, between ARC and Fairmont Brine Processing, LLC (“FBP”), dated as of October 1, 2014, as amended by that certain First Amendment to Produced Water Treatment Services Agreement, between ARC and FBP, dated as of November 14, 2014, and as further amended by that certain Second Amendment to Produced Water Treatment Services Agreement, between ARC and FBP, dated as of February 27, 2015.

3.         Produced Water Disposal Agreement, between Antero Water LLC and Redbird Development, LLC, dated as of August 15, 2015.

4.         Produced Water Disposal Agreement, between Antero Water LLC and Central Environmental Services, LLC, dated as of August 15, 2015.

Exhibit I – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT J

MEMORANDUM OF AGREEMENT

THIS MEMORANDUM OF WATER SERVICES AGREEMENT (this “Memorandum”) is entered into effective [__________], 20[__] (the “Effective Date”), by and among ANTERO RESOURCES CORPORATION (“Producer”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202, ANTERO WATER LLC (“AW”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202, and ANTERO TREATMENT LLC (“AT”, and collectively with AW, “Antero Water”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202.

WHEREAS, Producer and Antero Water entered into that certain First Amended and Restated Water Services Agreement dated effective September 24, 2015 (the “Agreement”), pursuant to which Antero Water will provide certain services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [counties/states], to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.         Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.         Producer Commitments. Subject to the terms and conditions of the Agreement, Producer has covenanted and committed (a) to exclusively use Fresh Water made available by Antero Water to Producer under the Agreement for use in Producer’s hydraulic fracturing operations for all Wells operated by Producer on the Oil and Gas Interests now owned or hereafter acquired by Producer and located wholly or partly within the area described in Exhibit A hereto (the “Service Area”) or pooled, unitized or communitized with Oil and Gas Interests located wholly or partly within the Service Area (the “Service Area Properties”) and (b) to utilize Antero Water for the performance of the Waste Water Services for all Produced Water produced from each Well operated by Producer on the Service Area Properties and attributable to either (i) Producer’s interest in such Well or (ii) the interest of non-operating parties in such Well, to the extent that Producer (as operator) has the right to dispose of, and is responsible for the disposition of, such Produced Water, and for all Other Waste Water that is generated from Producer’s operations at Well Pads or that collects at the Well Pads or on Producer’s property adjacent to the Well Pads (the foregoing covenant and commitment being herein referred to as the “Commitment”). “Waste Water Services” includes gathering, collecting, trucking, treatment, recycling, sales for re-use, disposal, or other disposition.

Exhibit J – Page 1

3.         Covenant Running with the Land. So long as the Agreement is in effect, the Commitment shall be a covenant running with the land and, subject to the exceptions and reservations set forth in the Agreement, (a) in the event Producer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Service Area Properties, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to the Agreement and any instrument of conveyance shall so state, and (b) in the event Antero Water sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Water Facilities, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to the Agreement and any instrument of conveyance shall so state.

4.         No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend nor modify the Agreement in any way.

[Signature Page follows]

Exhibit J – Page 2

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Day first above written.

ANTERO WATER LLC

By:
Name:
Title:

ANTERO TREATMENT LLC

By:
Name:
Title:

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

Exhibit J – Page 3

STATE OF [____________]              §

§

COUNTY OF [____________]          §

This record was acknowledged before me on this ___ day of _________, 2019, by [____________], as [____________] of ANTERO WATER LLC, a Delaware limited liability company.

My commission expires:________________________

[NOTARIAL STAMP]	Notary Public

STATE OF [____________]              §

§

COUNTY OF [____________]          §

This record was acknowledged before me on this ___ day of _________, 2019, by [____________], as [____________] of ANTERO TREATMENT LLC, a Delaware limited liability company.

My commission expires:________________________

[NOTARIAL STAMP]	Notary Public

Exhibit J – Page 4

STATE OF [____________]              §

§

COUNTY OF [____________]          §

This record was acknowledged before me on this ___ day of _________, 2019, by [____________], as [____________] of ANTERO RESOURCES CORPORATION, a Delaware corporation.

My commission expires:________________________

[NOTARIAL STAMP]                                   Notary Public

Exhibit J – Page 5